PROSPECTUS

OCTOBER 1, 2008

(As Supplemented FEBRUARY 26, 2009)

BROWN ADVISORY GROWTH EQUITY FUND

Institutional Shares

A Shares

BROWN ADVISORY VALUE EQUITY FUND

Institutional Shares

A Shares

BROWN ADVISORY SMALL-CAP GROWTH FUND

Institutional Shares

A Shares

D Shares

BROWN ADVISORY SMALL-CAP VALUE FUND

Institutional Shares

A Shares

BROWN ADVISORY OPPORTUNITY FUND

Institutional Shares

A Shares

BROWN ADVISORY CORE INTERNATIONAL FUND

Institutional Shares

BROWN ADVISORY MARYLAND BOND FUND

Institutional Shares

BROWN ADVISORY INTERMEDIATE INCOME FUND

Institutional Shares

A Shares

PROSPECTUS

FEBRUARY 17, 2009

(As Supplemented FEBRUARY 26, 2009)

BROWN ADVISORY FLEXIBLE VALUE FUND (FORMERLY KNOWN AS FLAG INVESTORS — EQUITY OPPORTUNITY FUND)

Institutional Shares

A Shares

PROSPECTUS

DECEMBER 31, 2008

(As Supplemented FEBRUARY 26, 2009)

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

Institutional Shares

A Shares

The Securities and Exchange Commission has not approved or disapproved any Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Risk/Return Summary

Concepts to Understand

Equity Security means an equity or ownership interest in a company including common and preferred stock, warrants and securities convertible into common and preferred stock (“convertible securities”), listed American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements.

Convertible Securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or formula.

ADRs typically are issued by a U.S. bank or trust company through a sponsored ADR program and evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets.

This Prospectus offers the following funds (each a “Fund” and collectively, the “Funds”) and classes thereof:

Fund	Classes
Brown Advisory Growth Equity Fund	Institutional Shares; A Shares
Brown Advisory Value Equity Fund	Institutional Shares; A Shares
Brown Advisory Flexible Value Fund	Institutional Shares; A Shares
Brown Advisory Small-Cap Growth Fund	Institutional Shares; A Shares; D Shares(1)
Brown Advisory Small-Cap Value Fund	Institutional Shares; A Shares
Brown Advisory Small-Cap Fundamental Value Fund	Institutional Shares; A Shares(2)
Brown Advisory Opportunity Fund	Institutional Shares; A Shares(2)
Brown Advisory Core International Fund	Institutional Shares
Brown Advisory Maryland Bond Fund	Institutional Shares
Brown Advisory Intermediate Income Fund	Institutional Shares; A Shares
(1)	D Shares are only available for purchase to current shareholders through a pre-established distribution reinvestment program.
(2)	A Shares are not currently offered for purchase.

Brown Investment Advisory Incorporated serves as the Funds’ investment advisor (“Advisor”).

Brown Advisory Growth Equity Fund

The Fund offers Institutional Shares and A Shares.

Investment Objective

The Fund seeks to achieve capital appreciation by primarily investing in equity securities.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of domestic companies (“80% Policy”). Equity securities include domestic

Concepts to Understand

REITs are companies that pool investor funds to invest primarily in income producing real estate or real estate related loans or interests.

ETFs are investment companies designed to provide investment results corresponding to a securities index.

Market Capitalization means the value of a company’s common stock in the stock market.

Company Fundamentals means factors reflective of a company’s financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity.

Price/Earnings Ratio means the price of a stock divided by the company’s earnings per share.

Price/Sales Ratio means the amount an investor is willing to pay for a dollar of revenue.

Price/Cash Flow Ratio means the price of a stock divided by free cash flow per share.

common and preferred stock, convertible securities, American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements. The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The Fund invests primarily in domestic companies that the Advisor believes have exhibited an above average rate of earnings growth over the past few years and that have prospects for above average, sustainable growth in the future. The Fund may also invest in companies that do not exhibit particularly strong earnings histories but do have other attributes that may contribute to accelerated growth in the foreseeable future. Other attributes include, but are not limited to, a strong competitive position, a history of innovation, excellent management, and the financial resources to support long-term growth. The Fund seeks to purchase securities that the Advisor considers to have attractive valuations based on the strong fundamentals of the underlying companies.

The Fund primarily invests in medium and large market capitalization companies. Medium and large market capitalization companies are, according to the Advisor, those companies with market capitalizations of greater than $1 billion at the time of their purchase and as of each purchase made by the Fund thereafter.

The Advisor’s Process — Purchasing Portfolio Securities The Advisor starts by using in-house research and other sources to identify a universe of superior companies across a range of industries. Superior companies are businesses that the Advisor believes have:

•	Significant market opportunities (both in terms of magnitude and duration) where the companies are leaders or potential leaders in their respective markets
•	Proprietary products and services, new product development and product cycle leadership that sustains a strong brand franchise
•	A strong management team that is proactive, consistently executes effectively and anticipates and adapts to change.

The Advisor then focuses on those companies that it believes have the ability to grow revenue and/or earnings at above average rates over several years, given the Advisor’s belief that superior investment returns are better achieved by buying and holding the stocks of companies that are able to grow at above-average sustainable rates over long periods of time. Factors considered include:

•	Product cycles, pricing flexibility and product or geographic mix
•	Cash flow and financial resources to fund growth
•	Catalysts for growth such as changes in regulation, management, business cycle, business mix and industry consolidation.

The Advisor then uses a variety of valuation techniques including analyses of price/earnings ratios, price/sales ratios and price/cash flow ratios to identify those companies whose stocks are attractively valued relative to the market, their peer groups and their own price history. Valuation techniques also permit the Advisor to mitigate the potential downside risk of an investment candidate by demonstrating the difference in the estimated value of a company’s stock and its current market price.

The Advisor’s Process — Selling Portfolio Securities The Advisor monitors the companies in the Fund’s portfolio to determine if there have been any fundamental changes in the companies. The Advisor may sell a stock or reduce its position in a stock if:

•	The stock subsequently fails to meet the Advisor’s initial investment criteria
•	A more attractively priced stock is found or if funds are needed for other purposes
•	The stock becomes overvalued relative to the long-term expectation for the stock price.

Temporary Defensive Position In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Summary of Principal Investment Risks

General Market and Management Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Growth Company Risk. Securities of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Medium Capitalization Company Risk. Securities of medium sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies.

REIT and Real Estate Risk. The value of the Fund’s investments in real estate investment trusts (“REITs”) may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Equity and Convertible Securities Risk (including ADR Risk). The Fund is subject to the risk that stock prices will fall over a short period or extended periods of time. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. ADRs are subject to some of the same risks as direct investment in foreign companies as noted in “Foreign Securities/Emerging Markets Risk” (above).

ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Private Placement Risk. The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Recent Market Events. Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers which may have an adverse effect on the Fund.

See “Principal Risks” for further information.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment
•	Are pursuing a long-term goal
•	Are willing to accept risk of market value fluctuation in the short-term.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries
•	Need regular income or stability of principal
•	Are pursuing a short-term investment goal or investing emergency reserves.

Performance Information

The following chart and table illustrate the variability of the Fund’s returns. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance of Institutional Shares from year-to-year and how the average annual returns of Institutional Shares and A Shares compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

Fund shares issued and outstanding as of February 11, 2003 were reclassified as Institutional Shares.

Calendar Year* Total Returns The following chart shows the annual total return of the Institutional Shares for each full calendar year that the Fund has operated.

*	The performance information shown above is based on a calendar year. The Fund’s calendar year-to-date total return as of June 30, 2008 was -9.72%.

During the periods shown in the chart, the highest quarterly return was 17.92% (for the quarter ended December 31, 2001) and the lowest quarterly return was -18.64% (for the quarter ended September 30, 2001).

Average Annual Total Return The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of Institutional Shares as of December 31, 2007 to the Russell 1000 Growth Index®, the Fund’s primary benchmark, and to the S&P 500 Index®.

The table also compares the average annual total return before taxes of A Shares to the Russell 1000 Growth Index and to the S&P 500 Index. Institutional Shares commenced operations on June 28, 1999. A Shares commenced investment operations on April 25, 2006. Performance information for A Shares is based on A Shares data since inception and for periods prior to inception, the performance of Institutional Shares, adjusted for the higher expenses applicable to A Shares. A Shares performance reflects the deduction of the maximum front-end sales load.

AVERAGE ANNUAL TOTAL RETURNS

Brown Advisory Growth Equity Fund	1 Year	5 Years	Since Inception(1)
Institutional Shares — Return Before Taxes	8.35%	11.58%	1.23%
Institutional Shares — Return After Taxes on Distributions	8.35%	11.56%	1.17%
Institutional Shares — Return After Taxes on Distributions and Sale of Fund Shares	5.43%	10.12%	1.01%
A Shares — Return Before Taxes	4.00%	9.87%	–0.34%
Russell 1000 Growth Index	11.81%	12.10%	–0.15%
S&P 500 Index	5.49%	12.82%	2.82%
(1)	For the period from June 28, 1999 through December 31, 2007.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only. After-tax returns for A Shares will vary.

The Russell 1000 Growth Index consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000 Growth Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the Russell 1000 Growth Index’s performance does not reflect the effect of fees, expenses or taxes. Investors may not directly invest in this index.

The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index’s performance does not reflect the effect of fees, expenses or taxes.

Concepts to Understand

Equity Security means an equity or ownership interest in a company including common and preferred stock, warrants and securities convertible into common and preferred stock (“convertible securities”), listed American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements.

Convertible Securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or formula.

ADRs typically are issued by a U.S. bank or trust company through a sponsored ADR program and evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets.

Brown Advisory Value Equity Fund

The Fund offers Institutional Shares and A Shares.

Investment Objective

The Fund seeks to achieve capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities (principally common stock) of domestic companies with medium to large market capitalizations ("80% Policy"). Equity securities include domestic common and preferred stock, convertible securities, American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements. Medium and large market capitalization companies are, according to the Advisor, companies with market capitalizations of greater than $1 billion at the time of their purchase and as of each purchase made by the Fund thereafter. The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The Fund combines a highly disciplined approach to securities valuation with an emphasis on companies with attractive underlying company fundamentals. Emphasis is placed on companies that the Fund believes are financially strong, have a demonstrable record of self-funded growth, and are led by capable, proven, shareholder-sensitive management. Since there are no formal sector/industry limitations, the Fund’s portfolio is well diversified across many industries.

The Advisor’s Process — Purchasing Portfolio Securities The Advisor uses in-house research and other sources to identify a universe of companies across a broad range of industries whose underlying fundamentals are relatively attractive and capable of sustaining long-term growth at rates at or above the market averages. The Advisor focuses on companies that it believes exhibit the following:

•	Sufficient cash flow and balance sheet strength to fund future growth

Concepts to Understand

REITs are companies that pool investor funds to invest primarily in income producing real estate or real estate related loans or interests.

ETFs are investment companies designed to provide investment results corresponding to a securities index.

Company Fundamentals means factors reflective of a company’s financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity.

Market Capitalization means the value of a company’s common stock in the stock market.

•	Leadership or potential leadership in markets with the opportunity for long-term growth
•	Proprietary products and service and new product development that sustains the company’s brand franchise
•	A strong management team that is proactive, executes effectively, and anticipates and or adapts to change and is sensitive to shareholder interests
•	Product cycles, pricing flexibility, product or geographic mix that supports growth and stability
•	Catalysts for growth can include changes in regulation, management, business cycle, and business mix or industry consolidation.

The Advisor’s valuation discipline attempts to estimate a range of value for each company whose securities are considered for purchase. The range of value is used to estimate the spread or "margin of safety" between a company’s current stock price and a reasonable worst case low price for the stock. The range is developed through an extensive valuation methodology that uses historic values, peer comparisons, private market value, and discounted cash flow analyses. A key objective of this analysis is to minimize the downside risk of investing in stocks which generally results in a portfolio with lower than market valuations and better than average fundamental characteristics.

The Advisor’s Process — Selling Portfolio Securities The Advisor monitors the companies in the Fund’s portfolio to determine if there have been any fundamental changes in the companies. The Advisor may sell a stock or reduce its position in a stock if it believes:

•	The stock has reached its target price level and its present reward to risk ratio is unattractive
•	The stock is close to its target price level and its present reward to risk ratio is unattractive compared to a candidate company or an attractively valued existing holding
•	The company’s fundamentals have deteriorated in a material, long term manner.

Temporary Defensive Position In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Summary of Principal Investment Risks

General Market and Management Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Value Company Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

Medium Capitalization Company Risk. Securities of medium sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies.

REIT and Real Estate Risk. The value of the Fund’s investments in real estate investment trusts (“REITs”) may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Equity and Convertible Securities Risk (including ADR Risk). The Fund is subject to the risk that stock prices will fall over a short period or extended periods of time. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. ADRs are subject to some of the same risks as direct investment in foreign companies as noted in “Foreign Securities/Emerging Markets Risk” (above).

ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Private Placement Risk. The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Recent Market Events. Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers which may have an adverse effect on the Fund.

See “Principal Risks” for further information.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment
•	Are pursuing a long-term goal
•	Are willing to accept risk of market value fluctuation in the short-term.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries
•	Need regular income or stability of principal
•	Are pursuing a short-term goal or investing emergency reserves.

Performance Information

The following chart and table illustrate the variability of the Fund’s returns. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance of Institutional Shares from year-to-year and how the average annual returns of Institutional and A Shares compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

Calendar Year* Total Returns The following chart shows the annual total return of the Fund’s Institutional Shares for each full calendar year that the Fund has operated.

*	The performance information shown above is based on a calendar year. The Fund’s calendar year-to-date total return as of June 30, 2008 was -15.06%.

During the periods shown in the chart, the highest quarterly return was 8.95% (for the quarter ended December 31, 2004) and the lowest quarterly return was -7.43% (for the quarter ended December 31, 2007).

Average Annual Total Return The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of Institutional Shares as of December 31, 2007 to the Russell 1000 Value Index, the Fund’s primary benchmark and to the S&P 500 Index®, the Fund’s secondary benchmark.

The table also compares the average annual total return before taxes of A Shares to the Russell 1000 Value Index and to the S&P 500 Index. Institutional Shares commenced operations on January 28, 2003. A Shares commenced on April 25, 2006. Performance information for A Shares is based on A Shares data since inception and for periods prior to inception, the performance of Institutional Shares adjusted for the higher expenses applicable to A Shares. A Shares performance reflects the deduction of the maximum front-end sales load.

AVERAGE ANNUAL TOTAL RETURNS

Brown Advisory Value Equity Fund	1 Year	Since Inception(1)
Institutional Shares — Return Before Taxes	–0.31%	13.85%
Institutional Shares — Return After Taxes on Distributions	–1.88%	11.92%
Institutional Shares — Return After Taxes on Distributions and Sale of Fund Shares	0.97%	11.17%
A Shares — Return Before Taxes	–4.35%	12.03%
Russell 1000 Value Index®	–0.17%	15.50%
S&P 500 Index	5.49%	13.59%
(1)	For the period from January 28, 2003 through December 31, 2007.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only. After-tax returns for A Shares will vary.

The return after taxes on distributions and sale of Fund shares may exceed the Fund’s other returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Russell 1000 Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000-Value Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the Russell 1000 Value Index’s performance does not reflect the effect of fees, expenses or taxes.

The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index’s performance does not reflect the effect of fees, expenses or taxes.

Risk/Return Summary

Concepts to Understand

Equity Security means an equity or ownership interest in a company including common and preferred stock, warrants and securities convertible into common and preferred stock (“convertible securities”), listed American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements.

Convertible Securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or formula.

ADRs typically are issued by a U.S. bank or trust company through a sponsored ADR program and evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets.

Brown Advisory Flexible Value Fund

(FORMERLY KNOWN AS FLAG INVESTORS — EQUITY OPPORTUNITY FUND)

The Fund offers Institutional Shares and A Shares.

Investment Objective

The Fund seeks to achieve long-term growth of capital.(1)

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities (“80% Policy”). Equity securities include domestic and foreign common and preferred stock, convertible securities, American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements. While Brown Investment Advisory Incorporated (the “Advisor”) may purchase securities of companies of various market capitalizations, the focus is on larger companies. The Advisor defines “larger companies” as companies whose market capitalizations are equal to or greater than $1 billion at the time of investment. The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The Advisor follows an investment philosophy referred to as “flexible value.”

The Advisor seeks to invest in the common stocks of companies that it believes are undervalued in the marketplace based on characteristics such as earnings, dividends, cash flow or asset values. Other factors such as earnings growth, industry position, the quality of management and management’s focus on creating shareholder value are considered as well. As a result, this “flexible value” strategy does not attempt to label a stock as value or growth because the Advisor believes that growth is an integral part of the value equation. The Advisor may invest in traditional value stocks as well as the stocks of companies with high growth rates. The Advisor may also invest in foreign securities including depository receipts.

(1)	The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of the Fund without a shareholder vote.

Concepts to Understand

REITs are companies that pool investor funds to invest primarily in income producing real estate or real estate related loans or interests.

ETFs are investment companies designed to provide investment results corresponding to a securities index.

Market Capitalization means the value of a company’s common stock in the stock market.

Potential investment opportunities are evaluated from a number of perspectives in an effort to select those that offer the most attractive return prospects. The Advisor’s approach also attempts to take advantage of the market’s short-term volatility, which may provide buying opportunities in stocks of companies that appear to have attractive long-term return potential.

With respect to 20% of its assets, the Fund may also invest in debt securities, including lower-rated securities or comparable unrated securities (“junk bonds”) rated at the time of purchase BB/Ba or lower by Standard & Poor’s or Moody’s or, unrated, but determined to be of comparable quality by the Advisor.

The Advisor’s Process — Purchasing Portfolio Securities The Advisor uses a research-intensive security selection process. Many characteristics of the underlying company are analyzed prior to purchasing its stock in the fund’s portfolio. These include a company’s market position, its current and potential financial strength, its earnings and free cash flow, and the effectiveness of its management team. The Advisor constructs its portfolio one stock at a time in seeking those with the best long-term potential, and may express its conviction in its favorite holdings through increased weightings. The Advisor does not limit its investments to securities of a particular market cap range but the focus is generally on larger companies.

The Advisor’s Process — Selling Portfolio Securities The Advisor continually monitors companies in the Fund’s portfolio to determine if their stock price and future prospects continue to appear attractive or if they are beginning to show signs of deterioration. There are generally three reasons the Advisor may sell or reduce its position in a security:

•	The stock has reached a price whereby its risk/ reward characteristics are not as favorable.
•	A company’s fundamentals are deteriorating to the point where the original investment thesis for owning the stock is no longer intact.
•	A better opportunity has been identified.

Under normal circumstances, the Advisor is a long-term investor with holding periods for stocks of one to five years, therefore on average, the annual portfolio turnover is not expected to be high.

Temporary Defensive Position In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Summary of Principal Investment Risks

General Market and Management Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Value Company Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

Smaller Company Risk. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

Medium Capitalization Company Risk. Securities of medium sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies.

Foreign Securities/Emerging Markets Risk. Foreign securities, including those issued in emerging markets are subject to additional risks including international trade, currency, political, regulatory and diplomatic risk. Securities issued in emerging markets have more risk than securities issued in more developed foreign markets.

REIT and Real Estate Risk. The value of the Fund’s investments in real estate investment trusts (“REITs”) may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Equity and Convertible Securities Risk (including ADR Risk). The Fund is subject to the risk that stock prices will fall over a short period or extended periods of time. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. ADRs are subject to some of the same risks as direct investment in foreign companies as noted in “Foreign Securities/Emerging Markets Risk” (above).

ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Debt Securities Risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline.

Non-Investment Grade Securities Risk. Securities rated below investment grade, i.e., BA or BB and lower (“junk bonds”), are subject to greater risks of loss of your money than higher rated securities. Compared with issuers of investment grade fixed-income securities, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties.

Private Placement Risk. The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Recent Market Events. Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

See “Principal Investment Risks” for further information.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to accept the risks of investing in equity securities;
•	Are pursuing a long-term investment goal; and
•	Are willing to accept risk of market value fluctuation in the short-term.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries;
•	Need regular income or stability of principal; or
•	Are pursuing a short-term investment goal.

Performance Information

The following chart and table illustrate the variability of the Fund’s returns. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual performance of Institutional Shares from year-to-year and how the returns of the Institutional Shares compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements, if any. Without waivers and/or expense reimbursements, performance would have been lower.

Performance information represents only past performance before and after taxes and does not necessarily indicate future results.

Calendar Year* Total Returns. The following chart shows the annual total return for the Institutional Share class each full calendar year that the Fund has operated.

During the period shown, the highest quarterly return was 7.27% for the quarter ended June 30, 2007, and the lowest quarterly return was -23.94% for the quarter ended December 31, 2008.

Average Annual Total Return. The following compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and the sale of Fund shares of Institutional Shares as of December 31, 2008 to the S&P 500 Index®, the Fund’s primary benchmark. The table also compares the average annual total return (before taxes) of A Shares to the S&P 500 Index®. Institutional Shares commenced operations on November 30, 2006 and A Shares commenced operations on January 24, 2007. A Shares’ performance reflects the deduction of the maximum front-end sales load.

AVERAGE ANNUAL TOTAL RETURNS

(as of December 31, 2008)

Brown Advisory Flexible Value Fund	1 Year	Since Inception
Institutional Shares — Return Before Taxes	–40.03%	–23.85%
Institutional Shares — Return After Taxes on Distributions	–40.07%	–23.93%
Institutional Shares — Return After Taxes on Distributions and Sale of Fund Shares	–25.97%	–19.76%
A Shares — Return Before Taxes(1)	–43.35%	–29.25%
S&P 500 Index® (reflects no deduction for fees, expenses or taxes)	–37.00%	–17.24%
(1)	The Return Before Taxes reflects the 4.75% Maximum Sales Charge.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only. After-tax returns for A Shares will vary.

The return after taxes on distribution and sale of Fund shares may exceed the Fund’s other returns before taxes due to the tax benefit from losses on a sale of Fund shares at the end of the measurement period.

The S&P 500 Index® is the Fund’s benchmark index and is a market index of common stocks. The S&P 500 Index® is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index’s® performance does not reflect the effect of fees, taxes or expenses.

Concepts to Understand

Equity Security means an equity or ownership interest in a company including common and preferred stock, warrants and securities convertible into common and preferred stock (“convertible securities”), listed American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements.

Convertible Securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or formula.

ADRs typically are issued by a U.S. bank or trust company through a sponsored ADR program and evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets.

Brown Advisory Small-Cap Growth Fund

The Fund offers Institutional Shares and A Shares.

Effective April 25, 2006, all issued and outstanding A Shares were renamed D Shares. As of the same date, the Fund commenced offering a new class of A Shares and ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares (other than through a pre-established distribution reinvestment program).

Investment Objective

The Fund seeks to achieve capital appreciation by primarily investing in equity securities.

Principal Investment Strategies

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small domestic companies (“80% Policy”). Equity securities include domestic common and preferred stock, convertible securities, American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements. The Fund seeks to invest primarily in small companies with well above average growth prospects. Small companies, according to the Advisor, are companies whose market capitalizations are equal to or less than $5 billion at the time the Fund purchases the issuer’s securities (“Market Capitalization Range”). The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The Advisor’s Process — Purchasing Portfolio Securities The Advisor begins by identifying a universe of small growth companies within the Market Capitalization Range. From these companies, the Advisor uses research and other sources of information to select those companies it believes have the potential to grow earnings at an above average rate annually. The Advisor then performs an in-depth analysis of the companies’ fundamentals to identify those that have:

•

Substantial business opportunities relative to their operating history and size. These opportunities may arise from addressing large and fragmented markets or markets that are growing at rapid rates. In addition, the company’s ability to innovate may help create new markets for its products or services

Concepts to Understand

REITs are companies that pool investor funds to invest primarily in income producing real estate or real estate related loans or interests.

ETFs are investment companies designed to provide investment results corresponding to a securities index.

Company Fundamentals means factors reflective of a company’s financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity.

Market Capitalization means the value of a company’s common stock in the stock market.

•	Proprietary products, services or distribution systems that provide the company with a competitive edge
•	Management that demonstrates a “growth mentality” and a plan that the Advisor can understand and monitor
•	Attractively priced stocks compared to their growth potential.

The Advisor’s Process — Selling Portfolio Securities The Advisor monitors the companies in the Fund’s portfolio to determine if there have been any fundamental changes in the companies. The Advisor may sell a stock if it believes:

•	The stock subsequently fails to meet the Advisor’s initial investment criteria
•	A more attractively priced stock is found or if funds are needed for other purposes
•	The stock becomes overvalued relative to the long-term expectation for the stock price.

Temporary Defensive Position In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Summary of Principal Investment Risks

General Market and Management Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Growth Company Risk. Securities of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Smaller Company Risk. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

REIT and Real Estate Risk. The value of the Fund’s investments in real estate investment trusts (“REITs”) may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Equity and Convertible Securities Risk (including ADR Risk). The Fund is subject to the risk that stock prices will fall over a short period or extended periods of time. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. ADRs are subject to some of the same risks as direct investment in foreign companies as noted in “Foreign Securities/Emerging Markets Risk” (above).

ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Private Placement Risk. The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Recent Market Events. Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers which may have an adverse effect on the Fund.

See “Principal Risks” for further information.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment
•	Are pursuing a long-term goal
•	Are willing to accept risk of market value fluctuation in the short-term.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries
•	Need regular income or stability of principal
•	Are pursuing a short-term goal or investing emergency reserves.

Performance Information

The following chart and table illustrate the variability of the Fund’s returns. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance of Institutional Shares from year-to-year and how the average annual returns of Institutional Shares, A Shares, and D Shares compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

Calendar Year* Total Returns The following chart shows the annual total return of Institutional Shares for each full calendar year that the Fund has operated.

*	The performance information shown above is based on a calendar year. The Fund’s calendar year-to-date total return as of June 30, 2008 was -7.08%.

During the periods shown in the chart, the highest quarterly return was 34.96% (for the quarter ended December 31, 2001) and the lowest quarterly return was -35.46% (for the quarter ended September 30, 2001).

Average Annual Total Return The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of Institutional Shares as of December 31, 2007, to those of the Russell 2000® Growth Index, the Fund’s primary benchmark.

The table also compares the average annual total return before taxes of A Shares and D Shares to the Russell 2000 Growth Index. Institutional Shares commenced operations on June 28, 1999 and D Shares commenced operations on September 20, 2002. Effective April 25, 2006, A Shares were renamed D Shares and a new class of A Shares commenced operations. Performance information for D Shares is based on D Shares data since inception.

Performance for A Shares is based on A Shares data since inception and that of Institutional Shares for the period prior to inception adjusted for the higher expenses applicable to A Shares. Performance for A Shares reflects the deduction of the maximum front-end load.

AVERAGE ANNUAL TOTAL RETURNS

Brown Advisory Small-Cap Growth Fund	1 Year	5 Years	Since Inception(1)
Institutional Shares — Return Before Taxes	16.35%	16.90%	4.79%
Institutional Shares — Return After Taxes on Distributions	15.10%	16.65%	4.56%
Institutional Shares — Return After Taxes on Distributions and Sale of Fund Shares	12.30%	14.94%	4.13%
A Shares — Return Before Taxes	11.62%	14.97%	2.97%
D Shares — Return Before Taxes(2)	16.00%	16.57%	17.84%	(3)
Russell 2000 Growth Index	7.05%	16.50%	3.83%
(1)	For the period from June 28, 1999 through December 31, 2007.
(2)	Effective April 25, 2006, D Shares are no longer available for purchase. Accordingly, performance shown does not reflect the maximum front end sales charge that was applicable prior to April 25, 2006.
(3)	For the period from September 20, 2002 through December 31, 2007.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only. After-tax returns for A Shares and D Shares will vary.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Growth Index is unmanaged and reflects reinvestment of all dividends paid by stocks included in the index. Unlike performance of the Fund, the Russell 2000 Growth Index’s performance does not reflect the effect of fees, expenses or taxes.

Concepts to Understand

Equity Security means an equity or ownership interest in a company including common and preferred stock, warrants and securities convertible into common and preferred stock (“convertible securities”), listed American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements.

Convertible Securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or formula.

ADRs typically are issued by a U.S. bank or trust company through a sponsored ADR program and evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets.

Brown Advisory Small-Cap Value Fund

The Fund offers Institutional Shares and A Shares.

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of small companies (“80% Policy”). Equity securities include domestic common and preferred stock, convertible securities, American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements.

Small companies, according to the Advisor, are companies whose market capitalizations are less than $4 billion at the time the Fund purchases the issuer’s securities. The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The Fund invests primarily in equity securities of companies that trade in the U.S. securities markets and that Cardinal Capital Management, L.L.C. (“Cardinal” or “Sub-Advisor”), the Fund’s sub-advisor, believes are undervalued based on the companies’ ability to generate cash flow beyond that required for normal operations and reinvestment in the business. Excess cash flow, among other things, are used to pay dividends, make acquisitions, pay down debt and/or buy back stock.

The Sub-Advisor’s Process — Purchasing Portfolio Securities Cardinal seeks companies that are believed to have stable and predictable businesses that generate cash flow in excess of what is needed to pay all expenses and reinvest in the business, and have competent and motivated management teams. Cardinal also seeks companies whose securities are undervalued because of temporary issues that are likely to be resolved in the near future.

Cardinal focuses on gathering information on companies that are not well known to most institutional investors, by developing opinions on companies or businesses that are contrary to prevailing thinking, or by investigating corporate

Concepts to Understand

REITs are companies that pool investor funds to invest primarily in income producing real estate or real estate related loans or interests.

ETFs are investment companies designed to provide investment results corresponding to a securities index.

Company Fundamentals means factors reflective of a company’s financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity.

Market Capitalization means the value of a company’s common stock in the stock market.

events (such as substantial share repurchases or insider buying) that may signal a company’s undervaluation. Once investment opportunities are identified, Cardinal researches prospective companies by analyzing regulatory financial disclosures, and by speaking with industry experts and company management. The purpose of this research is to get a clear understanding of the company’s business model, competitive advantages and capital allocation discipline.

Cardinal anticipates that the Fund’s portfolio will consist of 45 to 60 positions, broadly diversified across industries and market sectors. Position sizes range from 1% to 4% of net assets measured at cost at the time of investment. Cardinal considers several factors in determining position size including the predictability of the business, the level of the stock price relative to the targeted purchase price, trading liquidity and catalysts that should result in stock price appreciation. Such catalysts may include the redeployment of excess cash to benefit shareholders, a turnaround in operations, the sale or liquidation of unprofitable operations, an accretive acquisition or merger, a change in management, an improvement in industry prospects or the cessation of circumstances which have depressed operating results.

The Sub-Advisor’s Process — Selling Portfolio Securities Portfolio securities are sold for a number of reasons, including the stock’s expected return falling below 20% either due to price appreciation or adverse changes in company fundamentals, the market capitalization of the position reaching $5 billion, or the existence of better relative values elsewhere.

Temporary Defensive Position. In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Summary of Principal Investment Risks

General Market and Management Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Value Company Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

Smaller Company Risk. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

REIT and Real Estate Risk. The value of the Fund’s investments in real estate investment trusts (“REITs”) may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Equity and Convertible Securities Risk (including ADR Risk). The Fund is subject to the risk that stock prices will fall over a short period or extended periods of time. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. ADRs are subject to some of the same risks as direct investment in foreign companies as noted in “Foreign Securities/Emerging Markets Risk” (above).

ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Private Placement Risk. The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Recent Market Events. Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers which may have an adverse effect on the Fund.

See “Principal Risks” for further information.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment
•	Are pursuing a long-term goal
•	Are willing to accept risk of market value fluctuation in the short-term.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries
•	Need regular income or stability of principal
•	Are pursuing a short-term goal or investing emergency reserves.

Performance Information

The following chart and table illustrate the variability of the Fund’s returns. The chart and table provide some indication of the risks of investing in the Fund by comparing the performance of Institutional Shares from year-to-year and how the average annual returns of Institutional Shares and A Shares compare to a broad measure of market performance.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

Calendar Year* Total Returns The following chart shows the annual total return of Institutional Shares for each full calendar year that the Fund has operated.

*	The performance information shown above is based on a calendar year. The Fund’s calendar year-to-date total return as of June 30, 2008 was -12.33%.

During the periods shown in the chart, the highest quarterly return was 12.91% (for the quarter ended December 31, 2004) and the lowest quarterly return was -6.10% (for the quarter ended June 30, 2006).

Average Annual Total Return The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of the Funds’ Institutional Shares as of December 31, 2007 to the Russell 2000 Value Index, the Fund’s primary benchmark.

The table also compares the average annual total return before taxes of A Shares to the Russell 2000 Value Index. Institutional Shares commenced operations on October 31, 2003. Performance information for A Shares is a composite based on A Share data since inception and the performance of Institutional Shares, adjusted for the higher expenses applicable to A Shares and reflects the deduction of the maximum front-end sales load. A Shares commenced operations on April 25, 2006.

AVERAGE ANNUAL TOTAL RETURNS

Brown Advisory Small-Cap Value Fund	1 Year	Since Inception(1)
Institutional Shares — Return Before Taxes	–3.00%	12.63%
Institutional Shares — Return After Taxes on Distributions	–4.85%	11.23%
Institutional Shares — Return After Taxes on Distributions and Sale of Fund Shares	–0.48%	10.57%
A Shares — Return Before Taxes	–6.99%	10.81%
Russell 2000 Value Index	–9.78%	10.82%
(1)	For the period from October 31, 2003 through December 31, 2007.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only. After-tax returns for A Shares will vary.

The return after taxes on distributions and sale of Fund shares may exceed the Fund’s other returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Value Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the Russell 2000 Value Index’s performance does not reflect the effect of fees, expenses or taxes.

Risk/Return Summary

Concepts to Understand

Equity Security means an equity or ownership interest in a company including common and preferred stock, warrants and securities convertible into common and preferred stock (“convertible securities”)., listed American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) exchange traded funds (“ETFs”) and private placements.

Convertible Securities are bonds, debentures, notes, preferred stock, rights, warrants or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or forumula.

ADRs typically are issued by a U.S. bank or trust company through a sponsored ADR program and evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets.

Brown Advisory Small-Cap Fundamental Value Fund

The Fund offers Institutional Shares. A Shares are not currently offered for purchase.

Investment Objective

The Fund seeks to achieve long-term capital appreciation

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of small capitalization companies (“80% Policy”). Equity securities include domestic and foreign common stock, preferred stock, convertible securities, American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements. The Fund may invest up to 15% of its assets in foreign equity securities, including equity securities from emerging markets. Brown Investment Advisory Incorporated (the “Advisor”), defines small capitalization companies as companies whose market capitalizations are equal to or less than $4 billion at the time of investment. The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The Fund seeks to invest primarily in equity securities, including convertible securities, of companies that trade in the U.S. securities markets and that the Advisor believes are undervalued, broadly defined as trading at a discount to the estimated economic value of a company’s underlying business. The Advisor believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation while limiting downside risk.

The Advisor will use a research-driven (bottom-up) analysis of a company’s underlying business fundamentals in conjunction with the valuation methods described above to select the investments for the Fund. As a result, the Fund will have an emphasis on out-of-favor or under-followed, cash generating companies with sustainable business models, strong finances, competent management and a demonstrable record of profitability and self-funded growth. The Fund may also invest in cyclical companies or companies that have experienced a temporary setback if the valuation of the company is at an appropriate discount to the long-term earnings potential of the company.

Concepts to Understand

REITs are companies that pool investor funds to invest primarily in income producing real estate or real estate related loans or interests.

ETFs are investment companies designed to provide investment results corresponding to a securities index.

Market Capitalization means the value of a company’s common stock in the stock market.

With respect to 20% of its assets, the Fund may invest in foreign or domestic debt securities, including distressed debt securities (limited to 5% or less of its assets). Debt securities are bonds or notes, that obligate the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security. Debt securities in which the Fund may invest may be rated by a Nationally Recognized Statistical Rating Agency or may be unrated and judged by the Adviser to be of comparable quality. The Fund may engage in options, futures contracts and options on futures to seek to achieve the Fund’s investment objective, manage the portfolio, mitigate risks, hedge risks, equitize cash or to enhance total return.

The Advisor’s Process. The Advisor seeks investment opportunities in companies with valuations whose market prices are selling at a discount to their business values. The Advisor’s valuation discipline attempts to estimate the range of a company’s business value by considering past, current or future earnings, cash flows, book value, sales or growth rates relative to the company’s history, industry, or the broader market. The Advisor seeks to find companies that are out-of-favor or over-looked in the market, and often trade at price levels which do not reflect the Advisor’s assessment of their fundamental economic value.

The Fund may also invest in securities whose prices are low relative to their asset valuation or private market valuation. These may include companies that the Advisor believes are extremely oversold or neglected due to adverse events or complex capital structures; mired in company-specific or industry-related turnarounds; undergoing financial or operational restructuring, including spin-offs, reorganizations, liquidations, mergers and acquisitions; or have hidden value in the form of assets on their balance sheets that are underappreciated by the market.

The Advisor seeks catalysts or inflection points that may unlock shareholder value by narrowing the gap between current market price and underlying business value. Examples of catalysts or inflection points are changes in regulation, management, or business mix, industry consolidation, cost reduction initiatives, acquisition or merger activity, new products or investments, share repurchases, asset sales or cyclical recoveries.

The Advisor seeks a measure of downside protection for the Fund by purchasing investments for the Fund’s portfolio whose risk-reward relationship meets certain criteria established by the Advisor. More specifically, the Advisor estimates a reasonable worst case low price for each security and rejects those that have unacceptable spreads between that price and the company’s current stock price.

The Advisor’s Process — Purchasing Portfolio Securities. The Advisor performs an in-depth qualitative and quantitative analysis to distinguish companies that the Advisor believes may exhibit some of the following characteristics:

•	Free cash flow providing flexibility for growth and/or return of shareholder value
•	High and/or increasing returns on capital
•	Hidden asset value or operations unrecognized by the market
•	Sustainable and/or expanding profitability
•	Market leadership and/or market share growth potential
•	Financial stability, including strong balance sheet and modest use of debt
•	Effective management team sensitive to shareholder interests
•	Sound business strategy and competitive advantages
•	Franchise value defensible by proprietary products, differentiated services or systems, customer captivity, lowest-cost production, or identifiable brands
•	Product cycles, pricing flexibility, rational investment or new product development, and segment or geographic mix that supports stability and growth
•	Attractive valuation

Advisor’s Process — Selling Portfolio Securities. The Advisor monitors the companies in the Fund's portfolio to determine if there have been any material changes in the companies. The Advisor may sell a stock if it believes the following may be true:

•	The stock has reached its target price level, and reward to risk ratio is unattractive
•	The stock is no longer is at a discount to its intrinsic economic value, or is overvalued relative to market expectations
•	The company’s fundamentals change in a material, long-term manner, fail to meet the Advisor's initial investment criteria, or are no longer reliable in estimating the underlying business value
•	Unrealized catalysts or management inability to enhance shareholder value result in “value trap”
•	A more attractively valued alternative, either existing holding or new investment, offers greater reward to risk potential
•	The stock becomes too large of a position size
•	Any other factors may contribute to under-performance

Temporary Defensive Position. In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Summary of Principal Investment Risks

General Market and Management Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Value Company Risk. The stock of value companies can be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

Smaller Company Risk. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

Foreign Securities/Emerging Markets Risk. Foreign securities, including those issued in emerging markets are subject to additional risks including international trade, currency, political, regulatory and diplomatic risk. Securities issued in emerging markets have more risk than securities issued in more developed foreign markets.

REIT and Real Estate Risk. The value of the Fund’s investments in real estate investment trusts (“REITs”) may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Equity and Convertible Securities Risk (including ADR Risk). The Fund is subject to the risk that stock prices will fall over a short period or extended periods of time. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. ADRs are subject to some of the same risks as direct investment in foreign companies as noted in “Foreign Securities/Emerging Markets Risk” (above).

Derivatives Risk. The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

Debt Securities Risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline.

ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Private Placement Risk. The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Recent Market Events. Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers which may have an adverse effect on the Fund.

See “Principal Risks” for further information.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment
•	Are pursuing a long-term goal
•	Are willing to accept risk of market value fluctuation in the short-term.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries
•	Need regular income or stability of principal
•	Are pursuing a short-term investment goal or investing emergency reserves.

Performance Information

Performance information for the Fund is not provided because the Fund has not completed a full calendar year of operations as of the date of this Prospectus.

Indexes

The Fund uses the Russell 2000® Value Index as its primary performance benchmark and the Russell 2000® Index as its secondary performance benchmark.

The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the smallest 2000 companies in the Russell 3000® Index and represents approximately 8% of the total market capitalization of the Russell 3000® Index.

The Russell 2000® Value Index and the Russell 2000® Index are unmanaged and reflect reinvestments of all dividends paid by stocks included in the respective index. Unlike the performance figures of the Fund, the performance of the Indicies do not reflect the effect of fees, expenses or taxes.

Concepts to Understand

Equity Security means an equity or ownership interest in a company including common and preferred stock, warrants and securities convertible into common and preferred stock (“convertible securities”), listed American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements.

Convertible Securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or formula.

ADRs typically are issued by a U.S. bank or trust company through a sponsored ADR program and evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets.

Brown Advisory Opportunity Fund

The Fund offers Institutional Shares. A Shares are not currently available for purchase.

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in a diversified portfolio of equity securities and may incorporate either a growth or value investment approach to security selection. Equity securities include domestic common and preferred stock, convertible securities, American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements. Similarly, it may also invest in companies regardless of size as measured by market capitalization. The Fund, therefore, seeks to achieve its goal of long-term appreciation without being restricted by investment style or market capitalization. Finally, the Fund is concentrated and will typically invest in thirty securities or fewer.

The Fund generally follows a growth strategy in selecting equity securities. The Fund's investment strategy also requires the Advisor to be sensitive to value when selecting stocks for the Fund's portfolio.

The Advisor’s Process — Purchasing Portfolio Securities The Advisor starts by using in-house research and other sources to identify a universe of superior companies across a range of industries. Superior companies are businesses that the Advisor believes have:

•	Significant market opportunities (both in terms of magnitude and duration) where the companies are leaders or potential leaders in their respective markets
•	Proprietary products and services, new product development and product cycle leadership that sustains a strong brand franchise
•	A strong management team that is proactive, consistently executes effectively and anticipates and adapts to change.

REITs are companies that pool investor funds to invest primarily in income producing real estate or real estate related loans or interests.

ETFs are investment companies designed to provide investment results corresponding to a securities index.

Market Capitalization means the value of a company’s common stock in the stock market.

Price/Earnings Ratio means the price of a stock divided by the company’s earnings per share.

Price/Sales Ratio means the amount an investor is willing to pay for a dollar of revenue.

Price/Cash Flow Ratio means the price of a stock divided by free cash flow per share.

The Advisor then uses a variety of valuation techniques including analyses of price/earnings ratios, price/sales ratios and price/cash flow ratios to identify those companies whose stocks are attractively valued relative to the market, their peer groups and their growth opportunity. Valuation techniques also permit the Advisor to mitigate the potential downside risk of an investment candidate by demonstrating the difference in the estimated value of a company’s stock and its current market price.

The Advisor’s Process — Selling Portfolio Securities The Advisor monitors the companies in the Fund’s portfolio to determine if there have been any fundamental changes in the companies. The Advisor may sell a stock or reduce its position in a stock if it believes:

•	The stock subsequently fails to meet the Advisor’s initial investment criteria
•	A more attractively priced stock is found or if funds are needed for other purposes
•	The stock becomes overvalued relative to the long-term expectation for the stock price.

Temporary Defensive Position In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Summary Principal Investment Risks

General Market and Management Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Smaller Company Risk. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

Medium Capitalization Company Risk. Securities of medium sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies.

REIT and Real Estate Risk. The value of the Fund’s investments in real estate investment trusts (“REITs”) may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Equity and Convertible Securities Risk (including ADR Risk). The Fund is subject to the risk that stock prices will fall over a short period or extended periods of time. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. ADRs are subject to some of the same risks as direct investment in foreign companies as noted in “Foreign Securities/Emerging Markets Risk” (above).

ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Private Placement Risk. The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the fund.

Recent Market Events. Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers which may have an adverse effect on the Fund.

See “Principal Risks” for further information.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment
•	Are pursuing a long-term goal
•	Are willing to accept risk of market value fluctuation in the short-term.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries
•	Need regular income or stability of principal
•	Are pursuing a short-term goal or investing emergency reserves.

Performance Information

The following chart and table illustrate the variability of the Fund’s returns. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance of Institutional Shares from year to year and how the average annual returns of Institutional Shares compare to a broad measure of market performance. A Shares have not commenced operations. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

Prior to December 30, 2005, the Fund operated as the sole series of The Nevis Fund, Inc., another mutual fund (“Predecessor Fund”). The Predecessor Fund maintained the same investment objective and substantially similar investment policies to that of the Fund. The performance of Institutional Shares prior to December 30, 2005 is that of the Predecessor Fund.

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

Calendar Year* Total Returns The following chart shows the annual total return of Institutional Shares for each full calendar year that the Fund has operated.

*	The performance information shown above is based on a calendar year. The Fund’s calendar year-to-date total return as of June 30, 2008 was -13.06%.

Investing in technology, science and small capitalization companies entails specific risks, including increased volatility and above average price fluctuations. For the fiscal periods ended May 31, 1999 and May 31, 2000, the Fund benefited substantially from first-day realized and unrealized gains from initial public offerings. These gains were particularly noteworthy given the Fund's relatively small asset base during portions of these periods. It is unlikely that the Fund will benefit to the same extent from these types of gains in the future, especially if Fund assets remain at current levels or if they increase.

During the periods shown in the chart, the highest quarterly return was 58.66% (for the quarter ended March 31, 1999) and the lowest quarterly return was -39.59% (for the quarter ended March 31, 2001).

Average Annual Total Return The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of the Fund’s Institutional Shares as of December 31, 2007 to the Russell 3000 Index, the Fund’s primary benchmark. Institutional Shares commenced operations on June 29, 1998.

AVERAGE ANNUAL TOTAL RETURNS

Brown Advisory Opportunity Fund	1 Year	5 Years	Since Inception(1)
Institutional Shares — Return Before Taxes	20.41%	15.53%	5.99%
Institutional Shares — Return After Taxes on Distributions	20.41%	15.53%	5.62%
Institutional Shares — Return After Taxes on Distributions and Sale of Fund Shares	13.27%	13.69%	5.09%
Russell 3000 Index	5.14%	13.63%	4.95%
(1)	For the period from June 29, 1998 through December 31, 2007.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies ranked by market capitalization, representing approximately 98% of the U.S. equity market. The Russell 3000 Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the Russell 3000 Index’s performance does not reflect the effect of fees, expenses or taxes.

Concepts to Understand

Equity Security means an equity or ownership interest in a company including common and preferred stock, warrants and securities convertible into common and preferred stock (“convertible securities”), listed American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements.

Convertible Securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or formula.

ADRs typically are issued by a U.S. bank or trust company through a sponsored ADR program and evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets.

Brown Advisory Core International Fund

The Fund offers Institutional Shares.

Investment Objective

The Fund seeks maximum long-term total return consistent with reasonable risk to principal.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of small, medium and large size companies located outside of the United States. Equity securities include foreign common and preferred stock, convertible securities, American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements. The Fund expects to diversify its investments across companies located in a number of foreign countries including, but not limited to, Japan, the United Kingdom, Germany, France, Italy, Spain, Switzerland, the Netherlands, Norway, Sweden, Australia, Hong Kong and Singapore. The Fund may also invest in emerging or developing markets. The Fund does not currently intend to focus its investments in the securities of companies located in any one country. Accordingly, the Fund will invest in a minimum of four countries, which may include the United States. As of the Fund’s fiscal year ended May 31, 2008, the Fund invested in the equity securities of companies located in 21 different foreign countries.

In order to equitize cash, the Fund may also invest in futures contracts, including equity index futures contracts based primarily on the indices of countries included in the MSCI EAFE Index and Canada. The Fund may also invest in exchange-traded funds (“ETFs”) to manage cash.

The Advisor currently employs one sub-advisor, Munder Capital Management (“Munder Capital”), to manage the Fund’s assets on a daily basis. The Advisor is permitted to employ additional sub-advisors and allocate the Fund’s assets to such sub-advisors (hereafter Sub-Advisor or Sub-Advisors).

Although the Advisor delegates the day-to-day management of the Fund to the Sub-Advisors, the Advisor retains overall supervisory responsibility for the general management and investment of the Fund’s assets. The Advisor has

Concepts to Understand

REITs are companies that pool investor funds to invest primarily in income producing real estate or real estate related loans or interests.

ETFs are investment companies designed to provide investment results corresponding to a securities index.

Emerging or Developing Markets means generally countries other than Canada, the United States or those countries included in the Morgan Stanley Capital International EAFE Index (“MSCI EAFE”). Currently, the countries included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

retained an independent consultant to facilitate the selection of additional Sub-Advisors for the Fund, help monitor the performance of the Sub-Advisors and make recommendations regarding asset allocation amongst the Sub-Advisors (the “Consulting Services”). The Advisor’s allocation of assets to each Sub-Advisor may range from 0.00% to 100.00% of the Fund’s assets and the Advisor may change the allocations at any time so long as the overall investment styles of the Sub-Advisors represent a blend of growth and value, also known as “core” investment style.

Munder Capital’s Investment Processes — Purchasing Portfolio Securities Munder Capital employs a bottom-up investment approach that emphasizes individual stock selection. Munder Capital’s stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend. The Munder Capital international core equity discipline uses a quantitative investment process and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. Munder Capital seeks to generally allocate country weights in accordance with the MSCI EAFE Index; however, deviations from the MSCI EAFE Index weights may occur. Munder Capital uses the sector and industry allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index.

Munder Capital’s Investment Processes — Selling Portfolio Securities Munder Capital monitors the companies in the Fund’s portfolio allocated to it for management to determine if there have been any fundamental changes in the companies. Munder Capital may sell a stock or reduce its position in a stock if it believes:

•	the stock subsequently fails to meet Munder Capital’s initial investment criteria;
•	A more attractively priced company is found or if funds are needed for other purposes;
•	the stock becomes overvalued relative to the long-term expectation for the stock price.

Temporary Defensive Position In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest in short-

term instruments such as money market securities (including commercial paper, certificates of deposit, banker’s acceptances and time deposits), U.S. government securities and repurchase agreements. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Summary of Principal Investment Risks

General Market and Management Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Value Company Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

Growth Company Risk. Securities of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Smaller Company Risk. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

Medium Capitalization Company Risk. Securities of medium sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies.

Foreign Securities/Emerging Markets Risk. Foreign securities, including those issued in emerging markets are subject to additional risks including international trade, currency, political, regulatory and diplomatic risk. Securities issued in emerging markets have more risk than securities issued in more developed foreign markets.

REIT and Real Estate Risk. The value of the Fund’s investments in real estate investment trusts (“REITs”) may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities and increases in property taxes or operating costs.

Equity and Convertible Securities Risk (including ADR Risk). The Fund is subject to the risk that stock prices will fall over a short period or extended periods of time. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. ADRs are subject to some of the same risks as direct investment in foreign companies as noted in “Foreign Securities/Emerging Markets Risk” (above).

ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Futures Risk. The Fund may use futures contracts to equitize cash. There can be no assurance that using futures in this manner will be a successful strategy. The Fund could lose money as a result of its usage of futures.

Private Placement Risk. The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Recent Market Events. Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers which may have an adverse effect on the Fund.

See “Principal Risks” for further information.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment
•	Are pursuing a long-term goal
•	Are willing to accept risk of market value fluctuation in the short-term.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries
•	Need regular income or stability of principal
•	Are pursuing a short-term goal or investing emergency reserves
•	Cannot tolerate the risks of global investments.

Performance Information

The following chart and table illustrate the variability of the Fund’s returns. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s average annual performance of Institutional Shares from year-to-year and how the returns of the Institutional Shares compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

Calendar Year* Total Returns The following chart shows the annual total return of the Institutional Shares for each full calendar year that the Fund has operated.

*	The performance information shown above is based on a calendar year. The Fund’s calendar year-to-date return as of June 30, 2008 was -10.99%.

During the periods shown in the chart, the highest quarterly return was 13.20% (for the quarter ended December 31, 2004) and the lowest quarterly return was -2.58% (for the quarter ended December 31, 2007).

Average Annual Total Return The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of Institutional Shares as of December 31, 2007, to the MSCI EAFE Index, the Fund’s primary benchmark. Institutional Shares commenced operations on January 28, 2003.

AVERAGE ANNUAL TOTAL RETURNS

Brown Advisory Core International Fund	1 Year	Since Inception(1)
Institutional Shares — Return Before Taxes	8.41%	20.17%
Institutional Shares — Return After Taxes on Distributions	6.36%	18.27%
Institutional Shares — Return After Taxes on Distributions and Sale of Fund Shares	8.01%	17.24%
MSCI EAFE Index	11.17%	23.06%	(2)
(1)	For the period from January 28, 2003 through December 31, 2007.
(2)	For the period from January 31, 2003 through December 31, 2007.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EAFE Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index net of foreign withholding taxes applicable to U.S. investors. Unlike the performance figures of the Fund, the MSCI EAFE Index’s performance does not reflect the effect of fees, expenses or taxes.

Concepts to Understand

Bond means a fixed income security with a long-term maturity, usually 5 years or longer.

Fixed Income Security means a security, such as a bond or note, that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.

Investment Grade Security means a fixed income security rated in one of the four highest long-term or two highest short-term ratings categories by an NRSRO or unrated and determined to be of comparable quality by the Fund’s Advisor at the time of purchase.

Municipal Security means a fixed income security issued by or on behalf of a state, its local governments and public financing authorities, and by U.S. territories and possessions.

NRSRO means a “nationally recognized statistical rating organization,” such as Standard & Poor’s, that rates fixed income securities by relative credit risk.

U.S. Government Security means a fixed income security issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Brown Advisory Maryland Bond Fund

The Fund offers Institutional Shares.

Investment Objective

The Fund seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in Maryland bonds, including bonds issued on behalf of the State of Maryland, its local governments and public financing authorities (“80% Policy”). The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

Although the Fund primarily invests in investment grade Maryland municipal securities, the Fund may also invest in municipal securities issued by other states, U.S. territories, and possessions as well as U.S. Government securities. Municipal securities include municipal bonds, notes, and leases. Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to constitutional and statutory requirements for the issuance of long-term fixed income securities. The Fund invests in general obligation securities and revenue securities, including private activity bonds. The Fund is non-diversified which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.

Normally, the Fund will invest at least 80% of the Fund’s total assets in securities the interest of which is exempt from Federal and Maryland State income taxes. Interest from the Fund’s investments may be subject to the Federal alternative minimum tax (“AMT”).

Generally, the average weighted maturity of the Fund’s portfolio securities will be between 4 and 10 years.

The Advisor’s Process — Purchasing Portfolio Securities The Advisor continuously monitors economic factors such as interest rate outlook and

Concepts to Understand

Note means a fixed income security with a short-term maturity, usually less than 1 year.

Maturity means the date on which a fixed income security is (or may be) due and payable.

technical factors such as the shape of the yield curve in combination with the stated objective of the Fund to determine an appropriate maturity profile for the Fund’s investment portfolio. The Advisor then principally searches for securities that satisfy the maturity profile of the Fund and that provide the greatest potential return relative to the risk of the security.

The Advisor’s Process — Selling Portfolio Securities The Advisor may sell a fixed income security if:

•	Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio
•	The security subsequently fails to meet the Advisor’s investment criteria
•	A more attractive security is found or funds are needed for another purpose
•	The Advisor believes that the security has reached its appreciation potential.

Temporary Defensive Position In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Summary of Principal Investment Risks

General Market and Management Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Advisor’s judgement as to the growth potential or value of a stock may prove to be wrong.

Interest Rate Risk. An increase in interest rates typically causes a fall in the value of the fixed income securities in which the Fund may invest.

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities. Generally, investment risk and price volatility increase as a security’s credit rating declines.

Prepayment/Extension Risk. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline.

Maryland Bonds and Municipal Securities Risk. Adverse economic or political factors in Maryland will affect the Fund’s NAV more than if the Fund invested in more geographically diverse investments.

Non-Diversification Risk. The Fund is non-diversified. Investment by the Fund in securities of a limited number of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

Recent Market Events. Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers which may have an adverse effect on the Fund.

See “Principal Investment Risks” for further information.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are a Maryland resident
•	Are an income-oriented investor in a high tax bracket and desire tax-exempt income
•	Seek income and more price stability than stocks offer
•	Are pursuing a long-term goal.

The Fund may not be appropriate for you if you:

•	Are not a Maryland resident
•	Are pursuing a short-term goal or are investing emergency reserves
•	Are investing funds in a tax-deferred or tax-exempt account (such as an IRA)
•	Do not desire tax-exempt income.

Performance Information

The following chart and table illustrate the variability of the Fund’s returns. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance of Institutional Shares from year to year and how the average annual returns of Institutional Shares compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

Fund shares issued and outstanding as of February 11, 2003 were reclassified as Institutional Shares.

Calendar Year* Total Returns The following chart shows the annual total return of Institutional Shares for each full calendar year that the Fund has operated.

*	The performance information shown above is based on a calendar year. The Fund’s calendar year-to-date total return as of June 30, 2008 was 0.98%.

During the periods shown in the chart, the highest quarterly return was 4.07% (for the quarter ended June 30, 2002) and the lowest quarterly return was -2.03% (for the quarter ended June 30, 2004).

Average Annual Total Return The following table compares the Fund’s average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Institutional Shares as of December 31, 2007, to the Lehman Brothers 1-10 Year Blended Municipal Bond Index, the Fund’s primary benchmark, (“Lehman Index” or “Blended Index”). Institutional Shares commenced operations on December 21, 2000.

AVERAGE ANNUAL TOTAL RETURNS

Brown Advisory Maryland Bond Fund	1 Year	5 Years	Since Inception(1)
Institutional Shares — Return Before Taxes	3.68%	2.55%	3.81%
Institutional Shares — Return After Taxes on Distributions	3.68%	2.55%	3.80%
Institutional Shares — Return After Taxes on Distributions and Sale of Fund Shares	3.60%	2.61%	3.74%
Lehman Brothers 1-10 Year Blended Municipal Bond Index	4.79%	3.49%	4.51%	(2)
(1)	For the period from December 21, 2000 through December 31, 2007.
(2)	For the period from December 31, 2000 through December 31, 2007.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The returns after taxes on distributions and sale of Fund shares may exceed the Fund’s other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Blended Index is a market index published by Lehman Brothers of high quality, domestic fixed income securities with maturities of less than 10 years. The index is unmanaged and reflects reinvestment of interest and principal payments. Unlike the performance figures of the Fund, the index performance does not reflect the effect of fees, expenses or taxes.

Concepts to Understand

Fixed Income Security means a security, such as a bond or note, that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.

U.S. Government Security means a fixed income security issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Mortgage-Backed Security means a fixed income security representing an interest in a pool of underlying mortgage loans.

Asset-Backed Security means a fixed income security representing an interest in an underlying pool of assets such as automobile loans or credit card receivables.

Maturity means the date on which a fixed income security is (or may be) due and payable.

NRSRO means a “nationally recognized statistical rating organization,” such as Standard & Poor’s, that rates fixed income securities by relative credit risk.

Yield Curve means a graph that plots the yield of all fixed income securities of similar quality against the securities’ maturities.

Stated Average Maturity means the dollar weighted maturity of the portfolio without consideration for potential changes in cash flows of the portfolio’s securities.

Weighted Average Maturity refers to the dollar weighted average maturity of the portfolio, accounting for potential changes in cash flows of the portfolio’s securities due to prepayments on mortgage backed and asset backed securities, puts and calls, and other foreseen changes to stated cash flows.

Brown Advisory Intermediate Income Fund

The Fund offers Institutional Shares and A Shares.

Investment Objective

The Fund seeks to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in fixed income securities such as U.S. Government securities, corporate fixed income securities, mortgage-backed and asset-backed securities (“80% Policy”). The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

Portfolio Maturity The Fund invests in fixed income securities that primarily have a maturity that is between 1 and 10 years. Under normal circumstances, the Fund’s portfolio will have an average dollar weighted maturity between 3 and 10 years (“Maturity Policy”). The Fund must provide shareholders with 60 days’ prior written notice if it changes the limitations associated with its Maturity Policy. The stated average maturity of the Fund may be different from the weighted average maturity due to several factors including prepayment patterns as well as call and put features of the fixed income securities held by the Fund.

The Fund also expects to have an average duration of 2 to 5 years. Duration is a measurement of interest rate sensitivity. For example, if interest rates increase by 1%, under the Fund’s duration policy, the value of the Fund may decrease between 2% to 5%.

Portfolio Securities Credit Ratings The Fund may invest in a fixed income security, if at the time of its purchase, the fixed income security is rated in the top four rating categories of an NRSRO or is unrated and deemed to be of comparable quality by the Advisor.

The Advisor’s Process — Purchasing Portfolio Securities The Advisor determines the appropriate degree of interest rate risk (duration) and maturity structure (yield curve positioning) for the portfolio. This is based on its analysis of economic factors such as the interest rate outlook and technical factors such as the shape of the yield curve. The Advisor then determines the relative and absolute attractiveness of each of — corporate securities, mortgage-backed securities, asset-backed securities and Treasury and agency securities. Finally, it searches for securities, which meet the maturity and duration needs of the Fund’s portfolio.

The Advisor’s Process — Selling Portfolio Securities The Advisor may sell a fixed income security if it believes:

•	Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio
•	The security subsequently fails to meet the Advisor’s investment criteria
•	A more attractive security is found or funds are needed for another purpose
•	The security has reached its appreciation potential.

Temporary Defensive Position In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Summary of Principal Investment Risks

General Market and Management Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Interest Rate Risk. An increase in interest rates typically causes a fall in the value of the fixed income securities in which the Fund may invest.

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities. Generally, investment risk and price volatility increase as a security’s credit rating declines.

Prepayment/Extension Risks. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline.

Recent Market Events. Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers which may have an adverse effect on the Fund.

See “Principal Investment Risks” for further information.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Seek income
•	Seek capital preservation
•	Are pursuing a long-term goal
•	Are willing to accept the risks of investing in fixed income securities.

The Fund may not be appropriate for you if you:

•	Are pursuing a short-term goal or are investing emergency reserves
•	Are seeking capital appreciation
•	Can not tolerate fluctuation in the value of your investments.

Performance Information

The following chart and table illustrate the variability of the Fund’s returns. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s average annual performance from year to year and how returns compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

Prior to September 20, 2002, the A Shares and Institutional Shares of the Fund were classes of another mutual fund, Short-Intermediate Income Fund, Inc. (“Predecessor Fund”). The Predecessor Fund maintained the same investment objectives and similar investment policies to that of the Brown Advisory Intermediate Income Fund. The performance of the Institutional Shares and A Shares for the period prior to September 20, 2002 is of the Predecessor Fund.

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

Calendar Year* Total Returns The following chart shows the annual total return of the Institutional Shares for the past ten years.

*	The performance information shown above is based on a calendar year. The Fund’s calendar year-to-date total return as of June 30, 2008 was 2.49%.

During the periods shown in the chart the highest quarterly return in any calendar quarter was 4.25% (for the quarter ended September 30, 2002) and the lowest quarterly return in any calendar quarter was -1.78% (for the quarter ended June 30, 2004).

Average Annual Total Return The following table compares the Fund’s average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Institutional Shares as of December 31, 2007, to the Lehman Brothers Intermediate Aggregate Bond Index, the Fund’s benchmark. Institutional Shares commenced operations on November 2, 1995. The table also compares the average annual total return before taxes of A Shares to the Lehman Brothers Intermediate Aggregate Bond Index. Performance information for A Shares reflects the deduction of the maximum share load. A Shares commenced operations on May 13, 1991.

AVERAGE ANNUAL TOTAL RETURNS

Brown Advisory Intermediate Income Fund	1 Year	5 Years	10 Years
Institutional Shares — Return Before Taxes	7.07%	3.95%	5.32%
Institutional Shares — Return After Taxes on Distributions	5.27%	2.42%	3.38%
Institutional Shares — Return After Taxes on Distributions and Sale of Fund Shares	4.55%	2.47%	3.35%
A Shares — Return Before Taxes	5.12%	3.32%	4.87%
Lehman Brothers Intermediate Aggregate Bond Index	7.02%	4.22%	5.83%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are calculated for Institutional Shares only. After-tax return for A Shares will vary.

The Lehman Brothers Intermediate Aggregate Bond Index, is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Lehman Brothers Aggregate Bond Index. Unlike the performance figures of the Fund, the index’s performance does not reflect the effect of fees, expenses or taxes.

Fee Tables

The following tables describe the various fees and expenses that you may pay if you invest in a Fund class. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund class. Operating expenses, which include fees of the Advisor, are paid out of a Fund class’ assets and are factored into a Fund class’ share price rather than charged directly to shareholder accounts.

Shareholder Fees (fees paid directly from your investment)	Brown Advisory Growth Equity Fund				Brown Advisory Value Equity Fund
	Institutional Shares		A Shares		Institutional Shares		A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None		3.50%	(1)(2)	None		3.50%	(1)(2)
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	None		None	(2)(3)	None		None	(2)(3)
Redemption Fee (as a percentage of amount redeemed)	1.00%	(5)	None		1.00%	(5)	None
Exchange Fee	1.00%	(5)	None		1.00%	(5)	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.75%		0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.00%		0.50%		0.00%		0.50%
Other Expenses	0.31%		0.42%		0.22%		0.31%
Acquired Fund Fees and Expenses(8)	—	(9)	—	(9)	—	(9)	—	(9)
Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	1.06%		1.67%		0.97%		1.56%
Fee Waiver and Expense Reimbursement(6)	0.00%		–0.07%		0.00%		0.00%
Net Expenses	1.06%		1.60%		0.97%		1.56%

See footnotes at end of the table.

Shareholder Fees (fees paid directly from your investment)	Brown Advisory Small-Cap Growth Fund						Brown Advisory Small-Cap Value Fund				Brown Advisory Opportunity Fund
	Institutional Shares		A Shares(4)		D Shares(4)		Institutional Shares		A Shares		Institutional Shares		A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None		3.50%	(1)(2)	None		None		3.50%	(1)(2)	None		5.50%	(1)(2)
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	None		None	(2)(3)	None		None		None	(2)(3)	None		None	(2)(3)
Redemption Fee (as a percentage of amount redeemed)	1.00%	(5)	None		None		1.00%	(5)	None		1.00%	(5)	None
Exchange Fee	1.00%	(5)	None		None		1.00%	(5)	None		1.00%	(5)	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%		1.00%		1.00%		1.00%		1.00%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.00%		0.50%		0.25%		0.00%		0.50%		0.00%		0.25%
Other Expenses	0.25%	(10)	0.57%	(10)	0.34%	(10)	0.27%	(10)	1.05%	(10)	0.70%	(10)	1.06%
Acquired Fund Fees and Expenses(8)	0.02%		0.02%		0.02%		0.02%		0.02%		0.03%		0.01%
Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	1.27%	(10)	2.09%	(10)	1.61%	(10)	1.29%	(10)	2.57%	(10)	1.73%	(10)	2.32%
Fee Waiver and Expense Reimbursement(6)	0.00%		–0.22%		0.00%		–0.01%		–0.70%		–0.20%		–0.61%
Net Expenses	1.27%	(10)	1.87%	(10)	1.61%	(10)	1.28%	(10)	1.87%	(10)	1.53%	(10)	1.71%

See footnotes at end of the table.

Shareholder Fees (fees paid directly from your investment)	Brown Advisory Core International Fund		Brown Advisory Maryland Bond Fund		Brown Advisory Intermediate Income Fund
	Institutional Shares		Institutional Shares		Institutional Shares		A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None		None		None		1.50%	(1)(2)
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	None		None		None		None
Redemption Fee (as a percentage of amount redeemed)	1.00%	(5)	1.00%	(5)	1.00%	(5)	None
Exchange Fee	1.00%	(5)	1.00%	(5)	1.00%	(5)	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.05%	(7)	0.35%		0.35%		0.35%
Distribution and/or Service (12b-1) Fees	0.00%		0.00%		0.00%		0.25%
Other Expenses	0.21%		0.27%		0.23%		0.26%
Acquired Fund Fees and Expenses(8)	—	(9)	—	(9)	—	(9)	—	(9)
Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	1.26%		0.62%		0.58%		0.86%
Fee Waiver and Expense Reimbursement(6)	0.00%		n/a		0.00%		0.00%
Net Expenses	1.26%		0.62%		0.58%		0.86%
(1)	No initial sales charge is applied to purchases of $1 million or more.
(2)	Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
(3)

For each equity fund, a contingent deferred sales charge (“CDSC”) of 1.00% will be charged on purchases of $1 million or more that are redeemed in whole or in part within eighteen months of purchase (within two years of purchase for Brown Advisory Opportunity Fund). A CDSC of 0.50% will be charged on purchases of $1 million or more that are liquidated in whole or in part within two years of purchase for Brown Advisory Intermediate Income Fund.

(4)

Effective April 25, 2006, all issued and outstanding A Shares were renamed D Shares. As of the same date, the Fund ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares (except through a pre-established distribution reinvestment program). A Shares offered in this Prospectus are shares of a newly created Fund class.

(5)

Institutional Shares redeemed or exchanged within 14 days of purchase will be charged a fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions. See “Selling Shares — Redemption Fee” and “Exchange Privileges” for additional information.

(6)

Based on contractual fee waivers and expense reimbursement in effect through September 30, 2009 (excluding taxes, interest, portfolio transactions expenses, and extraordinary expenses). The contractual waivers and expense reimbursements may be changed or eliminated with the consent of the Board of Trustees at any time.

(7)

The management fees include an advisory fee of 1.00% of the Fund’s average annual daily net assets plus up to 0.05% of the Fund’s average daily net assets for reimbursement of consulting services costs.

(8)	Acquired Fund Fees and Expenses (“AFFE”) reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest.
(9)	Less than 0.01%.
(10)

The Total Annual Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights Information, which reflects the Operating Expenses of the Fund and does not include AFFE.

Shareholder Fees (fees paid directly from your investment)	Brown Advisory Flexible Value Fund
	Institutional Shares		A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None		4.75%	(1)(2)
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	None		None	(2)(3)
Redemption Fee (as a percentage of amount redeemed)	1.00%	(4)	None
Exchange Fee(4)	1.00%	(4)	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.85%		0.85%
Distribution and/or Service (12b-1) Fees	0.00%		0.25%
Other Expenses(5)	1.10%		1.10%
Acquired Fund Fees and Expenses(6)	—%	(7)	—%	(7)
Total Annual Fund Operating Expenses	1.95%	(8)	2.20%	(8)
(1)	No initial sales charge is applied to purchases of $1 million or more.
(2)	Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on purchases of $1 million or more that are redeemed in whole or in part within twelve months of purchase.
(4)

Institutional Shares redeemed or exchanged within 14 days of purchase will be charged a fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions. See “Selling Shares — Redemption Fees” and “Exchange Privileges” for additional information.

(5)	The expense information in the table has been restated to reflect current fees as of January 9, 2009. A decline in assets may result in higher expenses as a percentage of assets.
(6)

AFFE reflects the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest. AFFE are based on estimated amounts for the current fiscal year ending May 31, 2009.

(7)	Less than 0.01%
(8)

The Advisor has voluntarily agreed to waive fees (excluding interest, taxes, dividend expenses, brokerage commissions, Acquired Fund Fees and Expenses (“AFFE”) and extraordinary expenses) of the Fund from November 13, 2008 through September 30, 2009 in order to keep Total Annual Fund Operating Expenses for the A Shares from exceeding 1.35% and for the Institutional Shares from exceeding 1.10%, although there can be no assurances that the current waiver arrangement will be maintained through September 30, 2009 as the Advisor unilaterally can decide to terminate this voluntary expense limitation arrangement at any time.

Shareholder Fees (fees paid directly from your investment)	Brown Advisory Small-Cap Fundamental Value Fund
	Institutional Shares		A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None		3.50%	(1)(2)
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	None		None	(2)(3)
Redemption Fee (as a percentage of amount redeemed)	1.00%	(4)	None
Exchange Fee	1.00%	(4)	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.00%		0.50%
Other Expenses(5)	0.89%		0.84%
Acquired Fund Fees and Expenses(6)	0.03%		0.03%
Total Annual Fund Operating Expenses(7)	1.92%		2.37%
(1)	No initial sales charge is applied to purchases of $1 million or more. Class A shares are not currently available for purchase.
(2)	Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on purchases of $1 million or more that are redeemed in whole or in part within eighteen months of purchase.
(4)

Institutional Shares redeemed or exchanged within 14 days of purchase will be charged a fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions. See “Selling Shares — Redemption Fee” and “Exchange Privileges” for additional information.

(5)	Based on projected amounts for the fiscal year ending May 31, 2009.
(6)

Acquired Fund Fees and Expenses (“AFFE”) reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest. AFFE are based on estimated amounts for the current fiscal year ending May 31, 2009.

(7)

The Advisor has voluntarily agreed to waive a portion of its fees in order to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividend expenses, brokerage commissions, extraordinary expenses and AFFE) for the Institutional Shares to 1.50% and for A Shares to 2.00%. This waiver may be changed or eliminated at any time.

Example

The following is a hypothetical example intended to help you compare the cost of investing in a Fund class to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund class (paying the maximum sales charge) for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that a Fund class’ Net Expenses (first year only) and Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Brown Advisory Growth Equity Fund		Brown Advisory Value Equity Fund		Brown Advisory Flexible Value Fund		Brown Advisory Small-Cap Growth Fund
	Institutional Shares	A Shares	Institutional Shares	A Shares	Institutional Shares	A Shares	Institutional Shares	A Shares	D Shares
1 Years	$108	$507	$99	$503	$198	$687	$129	$533	$164
3 Years	337	851	309	825	612	1,130	403	961	508
5 Years	585	1,219	536	1,170	1,052	1,599	697	1,415	876
10 Years	1,294	2,251	1,190	2,141	2,275	2,889	1,534	2,669	1,911

	Brown Advisory Small-Cap Value Fund		Brown Advisory Small-Cap Fundamental Value Fund		Brown Advisory Opportunity Fund		Brown Advisory Core International Fund
	Institutional Shares	A Shares	Institutional Shares	A Shares(1)	Institutional Shares	A Shares(1)	Institutional Shares
1 Years	$130	$533	$195	$582	$156	$714	$128
3 Years	408	1,057	603	1,064	525	1,179	400
5 Years	707	1,607	—	—	920	1,670	692
10 Years	1,556	3,103	—	—	2,024	3,015	1,523

	Brown Advisory Maryland Bond Fund	Brown Advisory Intermediate Income Fund
	Institutional Shares	Institutional Shares	A Shares
1 Years	$63	$59	$236
3 Years	199	186	420
5 Years	346	324	620
10 Years	774	726	1,195
(1)	Not currently available for purchase.

Principal Investment Risks

An investment in a Fund is subject to one or more of the risks identified in the following table. The identified risks are discussed in more detail in the disclosure that immediately follows the table.

Fund	Risk
Brown Advisory Growth Equity Fund	General Market and Management Risk; Growth Company Risk; Smaller Company Risk; Medium Capitalization Company Risk; REIT and Real Estate Market Risk; Equity and Convertible Securities Risk (including ADR Risk); ETF Risk; Private Placement Risk
Brown Advisory Value Equity Fund	General Market and Management Risk; Value Company Risk; Smaller Company Risk; Medium Capitalization Company Risk; REIT and Real Estate Market Risk; Equity and Convertible Securities Risk (including ADR Risk); ETF Risk; Private Placement Risk
Brown Advisory Flexible Value Fund	General Market and Management Risk; Value Company Risk; Smaller Company Risk; Medium Capitalization Company Risk; Foreign Securities/Emerging Market Risk; REIT and Real Estate Market Risk; Equity and Convertible Securities Risk (including ADR Risk); Debt Securities Risk; ETF Risk; Private Placement Risk
Brown Advisory Small-Cap Growth Fund	General Market and Management Risk; Growth Company Risk; Smaller Company Risk; REIT and Real Estate Market Risk; Equity and Convertible Securities Risk (including ADR Risk); ETF Risk; Private Placement Risk
Brown Advisory Small-Cap Value Fund	General Market and Management Risk; Value Company Risk; Smaller Company Risk; REIT and Real Estate Market Risk; Equity and Convertible Securities Risk (including ADR Risk); ETF Risk; Private Placement Risk
Brown Advisory Small-Cap Fundamental Value Fund	General Market and Management Risk; Value Company Risk; Smaller Company Risk; Foreign Securities/Emerging Markets Risk; REIT and Real Estate Market Risk; Equity and Convertible Securities Risk (including ADR Risk); Derivatives Risk; Debt Securities Risk; ETF Risk; Private Placement Risk
Brown Advisory Opportunity Fund	General Market and Management Risk; Smaller Company Risk; Medium Capitalization Company Risk; REIT and Real Estate Market Risk; Equity and Convertible Securities Risk (including ADR Risk); ETF Risk; Private Placement Risk
Brown Advisory Core International Fund	General Market and Management Risk; Value Company Risk; Growth Company Risk; Smaller Company Risk; Foreign Securities Risk/Emerging Market Risk; REIT and Real Estate Market Risk; Equity and Convertible Securities Risk (including ADR Risk); ETF Risk; Futures Risk; Private Placement Risk

Fund	Risk
Brown Advisory Maryland Bond Fund	General Market and Management Risk; Interest Rate Risk; Credit Risk; Prepayment/Extension Risk; Maryland Bonds and Municipal Securities Risk; Non-Diversification Risk
Brown Advisory Intermediate Income Fund	General Market and Management Risk; Interest Rate Risk; Credit Risk; Prepayment/Extension Risk

General Market Risk

In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The NAV of a Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which a Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. There is no assurance that a Fund will achieve its investment objective, and an investment in a Fund is not by itself a complete or balanced investment program. You could lose money on your investment in a Fund or a Fund could underperform other investments. Other general market risks include:

•	The market may not recognize what the Advisor or a Sub-Advisor believes to be the true value or growth potential of the stocks held by a Fund
•	The earnings of the companies in which a Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline
•

The smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock. The potential for price fluctuations in the stock of a medium capitalization company may be greater than that of a large capitalization company

•	The Advisor’s or a Sub-Advisor’s judgment as to the growth potential or value of a stock may prove to be wrong
•	A decline in investor demand for the stocks held by a Fund also may adversely affect the value of the securities

Management Risk

The Fund is actively managed and its performance may reflect the Advisor’s ability to make decisions which are suited to achieving a Fund’s investment objectives. Due to its active management, a Fund could under perform other mutual funds with similar investment objectives.

Growth Company Risk

An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Value Company Risk

Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. The determination that a stock is undervalued is subjective; the market may not agree, and a stock’s price may not rise to what the investment manager believes is its full value. If the market does not consider the stock to be undervalued then the value of a Fund’s shares may decline, even if stock prices generally are rising.

Medium Capitalization Company Risk

Medium Capitalization company stocks may have greater fluctuations in price than the stocks of large companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. Medium Capitalization companies may have limited product lines or resources and may be dependant upon a particular market niche.

Smaller Company Risk

If a Fund invests in smaller companies, an investment in the Fund may have the following additional risks:

•	Analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available
•

Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies

•	Changes in the value of smaller company stocks may not mirror the fluctuation of the general market
•	More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks.

For these and other reasons, the prices of smaller capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in a Fund may exhibit a higher degree of volatility than the general domestic securities market.

Foreign Securities/Emerging Market Risks

If a Fund invests in foreign securities, an investment in that Fund may have the following additional risks:

•	Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets

•

Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities

•

Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund’s investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar

•

Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies

•	Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems
•	Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.
•

Dividends payable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund’ shareholders.

If a Fund invests in emerging markets, an investment in that Fund may have the following additional risks;

•	Information about the companies in emerging markets is not always readily available
•	Stocks of companies traded in emerging markets may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets
•	Greater political and economic uncertainties exist in emerging markets than in developed foreign markets
•

The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries

•	Very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets
•	Emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund
•	Certain emerging markets impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar
•

Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund’s investments

•	Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in a Fund, and as a result, an investment in that Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Interest Rate Risk

If a Fund invests in fixed income securities, the value of your investment in that Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the securities in which a Fund invests. The longer the duration of a fixed income security, the more its value typically falls in response to an increase in interest rates.

Credit Risk

If a Fund invests in fixed income securities, the value of your investment in the Fund may change in response to the credit ratings of that Fund’s portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by a Fund may cause it to default or become unable to pay interest or principal due on the security. A Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults. Investments in fixed income securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks involve credit risk as they are not backed by the full faith and credit of the U.S. Government.

Prepayment/Extension Risk

If a Fund invests in fixed income securities, the Fund may be forced to invest in securities with lower yields and thus reducing its income if issuers prepay certain fixed income securities. A Fund may be exposed to greater prepayment risk because a Fund invests in mortgage-backed and asset-backed securities. Issuers may decrease prepayments of principal when interest rates increase, extending the average life and duration of a fixed income security and causing the value of the security to decline. There is a greater risk that a Fund will lose money due to extension risk because a Fund invests in mortgage-backed and asset-backed securities.

REIT and Real Estate Market Risk

A Fund’s investments in REITs may subject the Fund to the following additional risks:

•	Declines in the value of real estate
•	Changes in interest rates
•	Lack of available mortgage funds or other limits on obtaining capital
•	Overbuilding
•	Extended vacancies of properties
•	Increases in property taxes and operating expenses
•	Changes in zoning laws and regulations
•	Casualty or condemnation losses.

A Fund will bear a proportionate share of the REIT’s on-going operating fees and expenses, which may include management, operating and administrative expenses in addition to the expenses of the Fund.

Equity and Convertible Securities Risk (including ADR Risk)

A Fund’s investments in Equity and ADRs may subject the Fund to volatility and the following risks:

•	Prices for stock or ADRs may fall over short or extended periods of time
•	Cyclical movements of the equity market may cause the value of the Fund’s securities or ADRs to fluctuate drastically from day to day
•	Individual companies may report poor results or be negatively affected by industry and or economic trends and developments

ADR investments may subject a Fund to the same risks as direct investments in foreign companies as noted in “Foreign Securities/Emerging Market Risk” (above).

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible proportionate securities.

Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. A Fund’s investments in Convertible Securities may subject the Fund to the risks that prevailing interest rates, issuer credit quality and any call provisions may affect the value of the Fund’s convertible securities. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

Derivatives, Options, Futures Contracts and Related Risks

A Fund may, but is not required to, use derivatives such as options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Fund’s investments and the expectations of the Fund’s Advisor concerning the securities or currency markets. Although a Fund’s Advisor seeks to use derivatives to achieve the Fund’s investment objective, no assurance can be given that the use of these transactions will achieve this result. In certain cases, engaging in derivative transactions result in investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by engaging in derivative transactions rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities such as there may be:

•	Imperfect correlation between the value of the instruments and the underlying assets
•	Defaults by the other party to certain transactions
•	Losses from derivative transactions that may partially or completely offset gains in portfolio positions
•	Illiquidity
•	manager risk
•	commissions and other costs that may increase the Fund’s expenses and reduce its return.

In times of stable or rising securities prices, a Fund generally seeks to be fully invested. Even when a Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. A Fund may also have cash on hand that has not yet been invested. The portion of a Fund’s assets that is invested in cash or cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash or cash equivalents in its portfolio. To address this problem, a Fund may engage in a derivative transaction in which it purchases index options or futures contracts to compensate for the performance of the cash portion of its assets.

A Fund may engage in derivative transactions using options on securities, securities indices or on futures contracts to manage the Fund’s risk in advancing or declining markets. For example, the value of a put generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of a Fund’s investment portfolio. If the market remains stable or advances, a Fund is not obligated to exercise the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

A Fund may also use derivative transactions for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in derivative transactions for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivatives cash. A Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

A Fund may seek to use Derivative transactions to reduce its exposure to the securities markets by increasing its cash positions if the Fund’s Advisor forecasts a market decline. By selling index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund’s portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner. There may be risks associated with futures transactions in addition to the risks that apply generally to derivative transactions, including that the Advisor may inaccurately predict movements of and fluctuations in the securities and/or markets relevant to the futures transactions and under certain circumstances, the Fund may be forced to liquidate or close out a futures transaction at a disadvantageous price.

A Fund expects to comply with applicable regulatory requirements when implementing derivative transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions.

Debt Securities Risk

The value of your investment in a Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund invests. The longer the duration of a debt security, the more its value typically falls in response to an increase in interest rates. The value of your investment in a Fund may change in response to the credit ratings of the Fund’s portfolio of debt securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a debt security held by a Fund may cause it to default or become unable to pay interest or principal due on the security. A Fund cannot collect interest and principal payments on a debt security if the issuer defaults. Prepayment and extension risks may occur when interest rates decline and issuers of debt securities experience acceleration in prepayments. The acceleration can shorten the maturity of the debt security and force the Fund to invest in securities with lower interest rates, reducing the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of the debt security and causing the value of the security to decline. Distressed debt securities involve greater risk of default or downgrade and are more volatile than investment grade securities. Distressed debt securities may also be less liquid than higher quality debt securities.

ETF Risk

Investments in ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles ) may involve duplication of certain fees and expenses. By investing in an ETF, a Fund becomes a shareholder of that ETF. As a result, Fund shareholders indirectly bear their proportionate share of the ETF’s fees and expenses which are paid by the Fund as a shareholder of the ETF. These fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. If the ETF fails to achieve its investment objective, the Fund’s investment in the ETF may adversely affect the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, (1) the Fund may acquire ETF shares at a discount or premium to their NAV and (2) ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Advisor may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Private Placement Risk

The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act. Privately issued securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that are determined by the Advisor to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Maryland Bonds and Municipal Securities Risk

If a Fund invests in Maryland fixed income securities, economic or political factors in Maryland may adversely affect issuers of the Maryland municipal securities in which that Fund invests. Adverse economic or political factors will affect a Fund’s NAV more than if that Fund invested in more geographically diverse investments. As a result, the value of a Fund's assets may fluctuate more widely than the value of shares of a fund investing in securities relating to a number of different states.

In addition to the state’s general obligations, a Fund will invest a significant portion of its assets in bonds that are rated according to the issuer’s individual creditworthiness, such as bonds of local governments and public authorities. While local governments in Maryland depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid. Certain Fund holdings may not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these “revenue” bonds may vary from that of the state’s general obligations.

The following is a summary of the NRSRO ratings for Maryland municipal securities. Maryland general obligation bonds were rated Aaa by Moody’s Investor Services as of 2/22/2008 and AAA by Standard & Poor’s as of 6/3/2008. There can be no assurance that Maryland general obligation bonds or the securities of any Maryland political subdivision, authority or corporation owned by a Fund will be rated in any category or will not be downgraded by an NRSRO. Further information concerning the State of Maryland is contained in the SAI.

Non-Diversification Risk

If a Fund is “non-diversified,” its investments are not required to meet certain diversification requirements under Federal law. A “non-diversified” Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Other Practices/Risks

Each Fund has entered into a securities lending agreement with Citibank, N.A. Under the agreement, each Fund’s portfolio securities may be loaned to brokers, dealers and financial institutions, provided that such loans comply with the collateralization and other requirements of the securities lending agreement, the Fund’s policies and applicable government regulations. The Fund will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested. If that occurs, the Fund may incur additional costs in seeking to obtain the collateral or may loss the amount of the collateral investment. The Fund may also lose money if the value of the investments purchased with cash collateral decreases.

Management

Each Fund is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The business of the Trust and each Fund is managed under the oversight of the Board of Trustees (the “Board”). The Board meets periodically to review each Fund’s performance, monitor investment activities and practices, and discuss other matters affecting each Fund. Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Funds’ Statement of Additional Information (“SAI”).

The Advisor and Sub-Advisors

Each Fund’s Advisor is Brown Investment Advisory Incorporated, 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. The Advisor does business under the name of Brown Advisory. The Advisor is a wholly-owned subsidiary of Brown Investment Advisory & Trust Company, a trust company operating under the laws of Maryland. Brown Investment Advisory & Trust Company is a wholly-owned subsidiary of Brown Advisory Holdings Incorporated, a holdings company incorporated under the laws of Maryland in 1998. Prior to 1998, Brown Investment Advisory & Trust Company operated as a subsidiary of Bankers Trust under the name of Alex. Brown Capital Advisory & Trust Company. The Advisor and its affiliates (“Brown” or the “Advisor”) have provided investment advisory and management services to clients for over 10 years. As of September 30, 2008, Brown (excluding an affiliated broker-dealer) had approximately $11.6 billion of assets under management.

The Advisor receives an annual advisory fee from each Fund at an annual rate of each Fund’s average annual daily net assets as indicated below. For the fiscal year ended May 31, 2008, the Advisor received, after applicable fee waivers, (“Advisory Fee Received”), an advisory fee at an annual rate of each Fund’s average annual daily net assets as follows:

	Annual Advisory Fee	Advisory Fee Received
Brown Advisory Growth Equity Fund	0.75%	0.75%
Brown Advisory Value Equity Fund	0.75%	0.75%
Brown Advisory Flexible Value Fund(1)	0.85%	0.00%
Brown Advisory Small-Cap Growth Fund	1.00%	1.00%
Brown Advisory Small-Cap Value Fund	1.00%	1.00%
Brown Advisory Small-Cap Fundamental Value Fund	1.00%	0.00	%(2)
Brown Advisory Opportunity Fund	1.00%	0.81%
Brown Advisory Core International Fund	1.00%*	1.00%
Brown Advisory Maryland Bond Fund	0.50%	0.00%
Brown Advisory Intermediate Income Fund	0.35%	0.35%
*	The Advisor is also entitled to receive a maximum annual fee of 0.05% of the Fund’s average daily net assets of Brown Advisory Core International Fund as reimbursement for Consulting Services costs incurred with respect to the Fund.

(1)	Fees shown are as of October 31, 2008, the most recent fiscal year-end of the Fund as of the date of this Prospectus.
(2)	The Fund has not completed a full fiscal year of operations as of the date of this Prospectus.

A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreements between the Trust and the Advisor, the Sub-Advisory Agreement between the Advisor and each of Cardinal and Munder Capital is included in the Funds’ semi-annual report for the six months ending November 30, 2008, and October 31, 2008 for the Brown Advisory Flexible Value Fund.

Subject to the general control of the Board, the Advisor is directly responsible for making the investment decisions for Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Opportunity Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Flexible Value Fund and Brown Advisory Small-Cap Fundamental Value Fund.

Subject to the general oversight of the Board and the Advisor, the following Sub-Advisors make the investment decisions for the following Funds:

Fund	Sub-Advisor
Brown Advisory Small-Cap Value Fund	Cardinal Capital Management, L.L.C. (“Cardinal”)
Brown Advisory Core International Fund	Munder Capital Management (“Munder Capital”)

Advisory fees for services rendered by each Sub-Advisor are paid by the Advisor and not the applicable Fund and are included in the “Advisory Fee Received” for the applicable Fund.

Cardinal, One Greenwich Office Park, Greenwich, Connecticut 06831, commenced operations as a Delaware limited liability company in 1995 and provides investment advisory services for clients, including endowments, public and private pension funds, and high net worth individuals seeking investments in small value companies. Brown Advisory Small-Cap Value Fund is the first mutual fund for which Cardinal has provided investment advisory services. As of May 31, 2008, Cardinal had over $1.4 billion of assets under management.

Munder Capital, 480 Pierce Street, Birmingham, Michigan 48009, is a general partnership formed in 1985, and provides investment advisory services to institutions, charitable organizations, state and municipal governments, investment companies (including mutual funds), pension and profit sharing plans and individual investors. Munder Capital has served as a Sub-Advisor to the Brown Advisory Core International Fund since December 2007. As of June 30, 2008, Munder Capital had approximately $30.7 billion of assets under management.

In the future, the Advisor may propose to appoint or replace one or more Fund Sub-Advisors subject to Board and applicable shareholder approval requirements. Pursuant to prior shareholder approval and an exemptive order from the Securities and Exchange Commission, the Advisor, subject to Board approval, is permitted to enter into new or modified subadvisory agreements with existing or new Sub-Advisors for Brown Advisory Core International Fund without approval of Fund shareholders (“Exemptive Relief”). Each other Fund may rely on the Exemptive Relief upon approval of its shareholders. Pursuant to the exemptive order, each Fund that relies on the Exemptive Relief is required to notify shareholders of the retention of a new Sub-Advisor within 90 days of the hiring of the new Sub-Advisor.

Portfolio Managers

Brown Advisory Growth Equity Fund An investment team has managed the Fund’s portfolio since its inception in 1999. Mr. Kenneth M. Stuzin is the team’s Chairman. He works with the team on developing and executing the Fund’s investment program and retains decision-making authority over the day-to-day management of the Fund’s assets:

Kenneth M. Stuzin, CFA has been a member of Brown’s senior management since 1998, Vice Chairman of Brown’s Large-Cap Growth Equity Team from 1996 to 2008, and Chairman of the Large-Cap Growth Equity Team since February 2008. Mr. Stuzin has also served as the Vice Chairman of the Fund’s investment committee since the Fund’s inception. Though Mr. Stuzin shares responsibility for the day-to-day management of the Growth Equity Fund with Geoffrey R.B. Carey, Mr. Stuzin retains all final decision making authority with respect to the Fund’s management. Prior to joining Brown in 1996, Mr. Stuzin was a Vice President and Portfolio Manager at J.P. Morgan Investment Management in Los Angeles, where he was a U.S. Large-Cap Portfolio Manager. Prior to that, he was a quantitative portfolio strategist in New York, advising clients on capital markets issues and strategic asset allocation decisions. Mr. Stuzin received his B.A. and M.B.A. from Columbia University in 1986 and 1993, respectively.

Geoffrey R.B. Carey, CFA has been a member of Brown’s senior management since 1998, Chairman of Brown’s Large-Cap Growth Equity Team from 1996 to 2008, and Vice Chairman of the Large-Cap Growth Equity Team since February 2008. Mr. Carey shares responsibility for the day-to-day management of the Growth Equity Fund with Kenneth M. Stuzin; however, Mr. Stuzin holds final decision making authority with respect to the Fund’s management. Mr. Carey also chairs the Firm’s Strategic Investment Committee, coordinating both strategic and tactical asset allocation. Prior to joining the Advisor in 1996, Mr. Carey spent over seven years with J.P, Morgan Investment Management (“J.P. Morgan”), most recently as Vice President and Portfolio Manager in Geneva, Switzerland, where he was responsible for global investment portfolios for non-U.S. clients. While at J.P. Morgan, he also managed the firms U.S. equity exposure for its overseas offices. He received his B.A. from Washington & Lee University in 1984 and his M.B.A. from the University of North Carolina in 1989.

Other senior members of the investment team include:

Paul J. Chew, CFA has been a member of Brown’s senior management and Director of Equity Research since 1999. Mr. Chew is a contributing Research Analyst for the Fund and has been a member of the Fund’s investment team since the Fund’s inception in 1999. Mr. Chew also serves as the Advisor’s technology analyst and is a member of the Advisor’s Strategic Investment Committee and its Investment Policy Committee. During business school, he worked as a research associate for a finance professor specializing in asset allocation. Prior to business school, he worked in the International Asset Management Department at J.P. Morgan & Company. He received a M.B.A from the Fuqua School of Business at Duke University in 1995.

Paul Q. Li, CFA, Ph.D. has been an Equity Research Analyst responsible for the health care sector at Brown since 2006. He is also a contributing research analyst for the Fund. Prior to joining the firm in 2006, he served in investment analyst positions at the Howard Hughes Medical Institute and the Bethlehem Steel Pension Trust. He holds an MBA from the Johnson Graduate School of Management at Cornell University and a B.S. from Wuhan University. Mr. Li also earned an M.S. in microbiology from the Chinese Academy of Science and a Ph.D. in molecular biology from Cornell. Prior to his career in the investment industry, he spent four years as a research scientist in Cornell's department of molecular medicine.

Eric H. Cha, CFA has been an Equity Research Analyst responsible for the consumer discretionary sector since July 2007. He is a contributing research analyst for the Brown Advisory Growth Equity Fund. Prior to joining the firm, he worked at Oppenheimer Funds as an Equity Analyst since 2003. He was an Investment Officer at Bethlehem Steel Pension Fund from 2000 to 2003. He received his MBA from New York University Leonard N. Stern School of Business in 2000 and was a charter member of the Michael Price Student Investment Fund. He worked as a summer associate for Sanford C. Bernstein. Prior to business school, he owned and operated a retail business. He holds a Bachelor of Arts degree in Economics from the University of Virginia.

Brown Advisory Value Equity Fund An investment team has managed the Fund’s portfolio since its inception in 2003. Mr. Richard M. Bernstein has been the team’s Chairman since the Fund’s inception in 2003. He works with the team on developing and executing the Fund’s investment program and retains decision-making authority over the day-to-day management of the Fund’s assets:

Richard M. Bernstein, CFA has been a member of Brown’s senior management since 1998 and Chairman of Brown’s Large-Cap Value Equity Team since 1998. Mr. Bernstein is responsible for the day-to-day management of the Fund. Prior to joining the Advisor in 1993, Mr. Bernstein was Vice President and Director of Research at Mercantile-Safe Deposit & Trust Company where he was responsible for equity fund management and research. He is past president of the Baltimore Security Analysts Society. He received a B.A. and M.A. from The Johns Hopkins University in 1979 and 1983, respectively.

Other senior members of the investment team include:

Paul J. Chew, CFA has been a member of Brown’s senior management and Director of Equity Research since 1999. Mr. Chew is a contributing Research Analyst for the Fund and has been a member of the Fund’s investment team since the Fund’s inception in 2003. Mr. Chew also serves as the Advisor’s technology analyst and is a member of the Advisor’s Strategic Investment Committee and its Investment Policy Committee. During business school, he worked as a research associate for a finance professor specializing in asset allocation. Prior to business school, he worked in the International Asset Management Department at J.P. Morgan & Company. He received a M.B.A from the Fuqua School of Business at Duke University in 1995.

Darryl R. Oliver has been an Equity Research Analyst at Brown since 2008, currently covering the consumer staples sector. From 2007 to 2008 he served as Portfolio Manager for the Brown Advisory Real Estate Fund. From 2003 through 2007, he researched investment opportunities for Brown’s real estate portfolios and served as the Junior Portfolio Manager for the Fund. From 1998 to 2003 he served as a Junior Portfolio Manager for Brown’s Large-Cap Growth Equity Team. He is a member of the National Association of Real Estate Investment Trusts (“NAREIT”). He graduated with a B.A. from the University of Maryland, Baltimore County in 1995, and received an M.B.A. from the University of Maryland, College Park in 2002 with a concentration in finance.

Doron S. Eisenberg, CFA has been an Equity Research Analyst at Brown researching investment opportunities in the technology sector for Brown's growth and value strategies since 2002. He is a contributing research analyst for the Fund. Prior to joining Brown in 2002, he worked in New York as an Equity Analyst at Carret & Company during business school, and as an Engineering Project Analyst at Slattery Skanska, Inc., from 1995 to 2000. Mr. Eisenberg graduated magna cum laude with a B.S. in Civil Engineering from Tufts University in 1995. He received his M.B.A. from Columbia Business School in 2002, with a concentration in finance and economics.

Maneesh Bajaj, CFA has been an Equity Research Analyst covering the financial services sector at Brown since 2005. He is also a contributing research analyst for the Fund. He received his M.B.A. from The Wharton School, University of Pennsylvania in 2002. He also holds a M.S. in computer science from University of Kentucky.

Michael Poggi, CFA has been an Equity Research Analyst for the industrial and energy sectors at Brown since 2003 and is a contributing research analyst for the Fund. Mr. Poggi received his B.S. and B.A. from the University of Richmond in 2003.

Brown Advisory Flexible Value Fund Mr. Hutchings Vernon, Ms. Nina Yudell and Mr. Michael Foss share in the responsibility for day-to-day management of the Fund’s portfolio.

R. Hutchings Vernon has 26 years of investment management experience and joins Ms. Yudell and Mr. Foss in sharing the day-to-day responsibility for co-managing the Fund’s portfolio. Mr. Vernon was a portfolio manager and/or analyst with Alex Brown Investment Management (“ABIM”), the Fund’s previous investment adviser, for over 15 years and is continuing in the same capacity as a partner at Brown following the combination of the two firms in July 2008. Mr. Vernon is also responsible for managing pooled and other separate accounts managed by the Advisor.

Nina K. Yudell has 24 years of investment management experience and joins Mr. Vernon and Mr. Foss in sharing the day-to-day responsibility for co-managing the Fund’s portfolio. Ms. Yudell was a portfolio manager and/or analyst with ABIM for 16 years and is continuing in the same capacity as a partner at Brown following the combination of the two firms in July 2008. Ms. Yudell is also responsible for managing separate accounts managed by the Advisor.

Michael Foss has 23 years of investment management experience and begun sharing the day-to-day responsibility for co-managing the Fund’s portfolio in January 2009. Mr. Foss was a portfolio manager and/or analyst with ABIM for over 5 years and is a partner at Brown following the combination of the two firms in July 2008. Mr. Foss is also responsible for managing separate accounts managed by the Advisor.

Brown Advisory Small-Cap Growth Fund An investment team has managed the Fund’s portfolio since its inception in 1999. Mr. Timothy W. Hathaway and Mr. Christopher A. Berrier, the team’s Co-Chairmen since 2005, work with the team on developing and executing the Fund’s investment program and retain equal decision-making authority over the day-to-day management of the Fund’s assets:

Timothy W. Hathaway, CFA has been a member of Brown’s senior management, Co-Chairman of Brown’s Small-Cap Equity Team and Co-Chairman of the Fund’s investment team since September 2005. Prior to 2005 he was a Research Analyst with the Large-Cap Growth Equity Team responsible for the consumer discretionary and energy sectors for ten years. Mr. Hathaway received his B.A. from Randolph Macon College in 1993 and his M.B.A. from Loyola College in 2001.

Christopher A. Berrier has been a member of Brown’s senior management, Co-Chairman of Brown’s Small-Cap Equity Team and Co-Chairman of the Fund’s investment team since September 2005. Prior to joining Brown in 2005, Mr. Berrier was a Senior Equity Analyst at T. Rowe Price for five years, covering multiple sectors with a primary focus on small- and mid-capitalization growth companies across several mutual funds. He received an B.A. in economics from Princeton University in 2000.

Other senior members of the investment team include:

Charles A. Reid has been a Partner at Brown and an Equity Research Analyst responsible for identifying, selecting and monitoring emerging growth companies. He is a contributing research analyst for the Fund. He received his B.A in 1965 from Georgetown University.

Sung W. Park has been an Equity Research Analyst at Brown since 2006. He is also a contributing research analyst for the Fund. Mr. Park received his B.A from Johns Hopkins University in 2000 and his M.B.A. from the University of Maryland Smith School of Business in 2006. Prior to business school, Mr. Park was an Associate Portfolio Manager and Research Analyst at Croft Leominster.

Brown Advisory Small-Cap Value Fund Ms. Amy K. Minella, Mr. Eugene Fox III, and Mr. Robert B. Kirkpatrick of Cardinal have served as the Fund’s portfolio managers since its inception in 2003 and share equal responsibility, in all respects, for the day-to-day management of the Fund’s investment portfolio:

Amy K. Minella has been a Managing Partner and Portfolio Manager of Cardinal since 1995. Ms. Minella is responsible for investment research and has served as one of the Fund’s portfolio managers since 2003. Prior to founding Cardinal, Ms. Minella was a Managing Director of Deltec Asset Management where she created both the high yield management group in 1986 and the value equity group in 1992. Prior to that, Ms. Minella was in the corporate finance department at Merrill Lynch and in the credit department at Chase Manhattan Bank. She holds a B.A. from Mount Holyoke College and a M.B.A. from the Stanford Graduate School of Business.

Eugene Fox, III has been a Managing Director and Portfolio Manager of Cardinal since 1995. He is also responsible for investment research and has served as one of the Fund’s portfolio manager since 2003. Prior to joining Cardinal, Mr. Fox was a Managing Director of Deltec Asset Management. Prior to that, Mr. Fox was an Investment Analyst for D.S. Kennedy & Co., a value equity firm. Prior to that, he was with FMC Corporation where he served in several different capacities including director of pension investments and manager of corporate finance. He holds a B.A. from the University of Virginia and a M.B.A. from the University of Chicago Graduate School of Business.

Robert B. Kirkpatrick, CFA has been a Managing Director and Portfolio Manager of Cardinal since 2000. He is also responsible for investment research and has served as one of the Fund’s portfolio manager since 2003. Prior to joining Cardinal, he was a co-founder of Breeco Management L.P., a value-oriented equity investment firm. Prior to that, he held senior investment positions at Unifund S.A., a global private investment company, Bigler Investment Management and CIGNA Corporation. He received his BA in economics from Williams College.

Brown Advisory Small-Cap Fundamental Value Fund Mr. Doron Eisenberg and Mr. David Schuster share in the responsibility for day-to-day management of the Fund’s portfolio.

Doron S. Eisenberg, CFA Portfolio Manager, has been an Equity Research Analyst at Brown researching investment opportunities in the technology sector for Brown's growth and value strategies since 2002. He is also a contributing research analyst for the Fund. Prior to joining Brown in 2002, he worked in New York as an Equity Analyst at Carret & Company during business school, and as an Engineering Project Analyst at Slattery Skanska, Inc. from 1995 to 2000. Mr. Eisenberg graduated magna cum laude with a B.S. in Civil Engineering from Tufts University in 1995. He received his M.B.A. from Columbia Business School in 2002, with a concentration in finance and economics.

J. David Schuster Portfolio Manager, has been an Equity Research Analyst at Brown researching investment opportunities in the financial services sector for Brown since May 2008. Prior to joining Brown in May 2008, he worked as a Managing Director covering the financial services industry at Citigroup from September 2006 to

April 2008. Prior to joining Citigroup, Mr. Schuster worked as a Managing Director in the financial institutions group at Lazard Freres & Co. since 1998. Mr. Schuster graduated with a BSBA in Accounting from Georgetown University in 1992.

Brown Advisory Opportunity Fund An investment team has managed the Fund since its inception in December 2005. Mr. David B. Powell is the team’s Chairman and works with the team on developing and executing the Fund’s investment program. Mr. Powell retains sole decision-making authority over the day-to-day management of the Fund's assets:

David B. Powell, CFA has been the Portfolio Manager for the Fund since January 2007, and an Equity Research Analyst at Brown researching investment opportunities in the industrial and energy sectors for Brown’s growth and value strategies since 1999. Before joining the firm in 1999, he worked in investor relations at T. Rowe Price. Mr. Powell graduated with a B.A. from Bowdoin College in 1997.

Other senior members of the Fund’s team include:

Paul J. Chew, CFA has been a member of Brown’s senior management and Director of Equity Research since 1999. Mr. Chew is a contributing Research Analyst for the Fund and has been a member of the Fund’s investment team since the Fund’s inception in 2003. Mr. Chew also serves as Advisor’s technology analyst and is a member of the Advisor’s Strategic Investment Committee and its Investment Policy Committee. During business school, he worked as a research associate for a finance professor specializing in asset allocation. Prior to business school, he worked in the International Asset Management Department at J.P. Morgan & Company. He received a M.B.A from the Fuqua School of Business at Duke University in 1995.

Doron S. Eisenberg, CFA has been an Equity Research Analyst at Brown researching investment opportunities in the technology sector for Brown’s growth and value strategies since 2002. He is also a contributing research analyst for the Fund. Prior to joining Brown in 2002, he worked in New York at as an Equity Analyst at Carret & Company during business school, and as an Engineering Project Analyst at Slattery Skanska, Inc. from 1995 to 2000. Mr. Eisenberg graduated magna cum laude with a B.S. in Civil Engineering from Tufts University in 1995. He received his M.B.A. from Columbia Business School in 2002, with a concentration in finance and economics.

Brown Advisory Core International Fund Munder Capital’s International Core Equity team has managed the Fund’s assets allocated to Munder Capital for management since Munder Capital became a Sub-Advisor of the Fund in 2007. The discipline’s lead manager, Remi Browne, CFA, and co-manager Peter Carpenter, CFA, are supported by three additional portfolio managers and two analysts. The seven-member team consists of the following individuals:

Remi J. Browne, CFA Managing Director — International Equity, is the lead portfolio manager and has final investment authority for the Fund. Mr. Browne is the lead analyst for the financials sector. Prior to joining Munder Capital in August 2007, Mr. Browne was a Senior Vice President and Portfolio Manager for The Boston Company Asset Management (including its predecessor firms), where he led an international equity team for 11 years.

Peter S. Carpenter, CFA Senior Portfolio Manager, is the co-manager of the Fund’s portfolio management team and covers the consumer discretionary and industrials sectors. Prior to joining Munder Capital in August 2007, Mr. Carpenter was a Senior Vice President for The Boston Company Asset Management (including its predecessor firms), where he was co-manager of their international equity products and served as an analyst for 10 years.

Robert D. Cerow, CFA Equity Analyst, is a member of the Fund’s portfolio management team and covers the telecommunication services sector. Prior to joining Munder Capital in August 2007, Mr. Cerow was with The Boston Company Asset Management (including its predecessor firms), where he was an Assistant Vice President and Research Analyst for the telecommunications sector since January 2007 and a quantitative analyst since June 2003. Previously, Mr. Cerow was a sales associate with Standish Mellon since 1998.

Peter J. Collins, Senior Equity Analyst, is a member of the Fund’s portfolio management team and covers the utilities sector. Prior to joining Munder Capital in August 2007, Mr. Collins was a Research Analyst for The Boston Company Asset Management (including its predecessor firms), where he served on the international equity team for seven years.

John W. Evers, CFA Senior Portfolio Manager, is a member of the Fund’s portfolio management team and covers the energy sector. Prior to joining Munder Capital in August 2007, Mr. Evers was a Senior Vice President and Co-Portfolio Manager for The Boston Company Asset Management (including its predecessor firms), where he was an energy sector analyst and was also responsible for quantitative research platform and production models for 10 years.

Daniel B. LeVan, CFA Director — International Small-Cap Equity, is a member of the Fund’s portfolio management team and covers the health care and technology sectors. Prior to joining Munder Capital in August 2007, Mr. LeVan was a Senior Vice President and Portfolio Manager for The Boston Company Asset Management (including its predecessor firms), where he was a member of its international equity team for 11 years and was lead portfolio manager for its international small-cap equity discipline.

Jeffrey R. Sullivan, CFA Senior Portfolio Manager, is a member of the Fund’s portfolio management team and covers the consumer staples and materials sectors. Prior to joining Munder Capital in August 2007, Mr. Sullivan was with The Boston Company Asset Management (including its predecessor firms) for nine years, where he was a Senior Vice President and Portfolio Manager and served as a co-portfolio manager for their international growth and international core II products.

Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund Mr. Paul D. Corbin and Ms. Monica M. Hausner are the portfolio managers for Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund. While Mr. Corbin and Ms. Hausner share responsibilities for the day-to-day management of each Fund, Mr. Corbin retains final decision making authority with respect to the management of Brown Advisory Intermediate Income Fund while Ms. Hausner retains final decision making authority with respect to Brown Advisory Maryland Bond Fund.

Paul D. Corbin has been a member of Brown’s senior management since 1998. He has been the lead Portfolio Manager for Brown Advisory Intermediate Income Fund since 1991 and has been a Portfolio Manager for Brown Advisory Maryland Bond Fund since 2000. Since 1991, he has been responsible for fixed income trading with a focus in taxable bonds. Mr. Corbin has over 22 years investment experience, managing both taxable and non-taxable portfolios and trading with a concentration in taxable bonds. He has been with Brown and its predecessors for over 14 years. Prior to joining Brown, he served as the Senior Vice President in charge of Fixed Income Portfolio Management at First Maryland Asset Management. Mr. Corbin received a B.A. from the University of Virginia in 1974 and a M.B.A. from George Washington University in 1981.

Monica M. Hausner has been a fixed income lead Portfolio Manager since 1992. She has been Portfolio Manager for Brown Advisory Maryland Bond Fund since 2000 and a Portfolio Manager for Brown Advisory Intermediate Income Fund since 1992. She has been responsible for fixed income trading with a focus in tax-exempt bonds since 1997. Ms. Hausner has been with Brown and its predecessors for over 13 years and has managed both cash management funds and separate accounts. Prior to joining Brown, she was a Vice President at First Maryland Asset Management. She received her B.S. from Towson University in 1983.

The Funds’ SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager’s ownership of securities in a Fund.

Other Service Providers

Citi Fund Services Ohio, Inc. (“Citi”) provides certain administration, portfolio accounting and transfer agency services to each Fund.

Foreside Fund Services, LLC, the Trust’s principal underwriter (the “Distributor”) acts as the Trust’s Distributor in connection with the offering of each Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

The Distributor is not affiliated with the Advisor, Citi or its affiliates.

Fund Expenses

Each Fund pays for its operating expenses out of its own assets. Expenses of a Fund share class include that class’ own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. The Advisor or other service providers may waive all or any portion of their fees and reimburse certain expenses of a Fund or class. Any fee waiver or expense reimbursement increases a Fund’s investment performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date. Current fee waivers/expense reimbursements are reflected in the section “Fee Table.”

Your Account

How to Contact the Funds

Write to us at:

Brown Advisory Funds

P.O. Box 182218

Columbus, OH 43218-2218

Overnight address:

Brown Advisory Funds

3435 Stelzer Rd.

Columbus, OH 43218-2218

Telephone us at:

(800) 540-6807 (toll free)

Wire investments (or ACH payments) to:

Please contact the Transfer Agent at (800) 540-6807 (toll free) to obtain the ABA routing number and Citi account number for the Fund

General Information

You may purchase shares of a Fund class (including D Shares of Brown Advisory Small-Cap Growth Fund through a distribution reinvestment program established prior to April 25, 2006 for such shares) or sell (redeem) such shares on each weekday that the New York Stock Exchange (“NYSE”) is open. Under unusual circumstances, a Fund class may accept and process shareholder orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

You may purchase shares of a Fund class (including D Shares of Brown Advisory Small-Cap Growth Fund through a distribution reinvestment program established prior to April 25, 2006 for such shares) or sell (redeem) such shares at the NAV of a share of that Fund class next calculated plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges) after the transfer agent receives your request in proper form (as described in this Prospectus on pages 87 through 103). For instance, if the transfer agent receives your purchase, redemption, or exchange request in proper form after 4:00 p.m. Eastern time, your transaction will be priced at the next business day’s NAV minus any applicable sales charge, redemption or exchange fee. The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of the Fund at the Fund’s NAV next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. (See “Transactions through Third Parties”).

The Funds do not issue share certificates.

If you purchase shares directly from any Fund, you will receive monthly statements detailing Fund balances and all transactions completed during the prior month and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and monthly statements.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

When and How NAV is Determined  The Fund calculates its NAV as of the close of the NYSE (normally 4:00 p.m., Eastern time) on each weekday except days when the NYSE is closed. Under unusual circumstances, the Fund may accept and process orders when the NYSE is closed if deemed appropriate by the Trust’s officers. The time at which NAV is calculated may change in case of an emergency.

The NAV of each Fund class is determined by taking the market value of the Fund’s total assets, subtracting liabilities, and then dividing the net assets by the number of outstanding shares of the Fund class. If a Fund invests in securities that trade in foreign securities markets on days other than a Fund business day, the value of the Fund’s portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

Each Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

Each Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Advisor believes that the prices or values available are unreliable. The Board has delegated fair value determinations to a Valuation Committee, subject to the Board’s supervision, consisting of certain members of the Board, officers of the Trust, and representatives of the Advisor when a Fund’s securities require fair valuation. Market quotations may not be readily available or may be unreliable if, among other things: (i) the exchange on which a Fund portfolio security is principally traded closes early; (ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which a Fund class calculates its NAV; or (iii) events occur after the close of the securities markets on which each Fund’s portfolio securities primarily trade but before the time as of which each Fund class calculates it’s NAV.

Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund each invest in the securities of smaller companies. A Fund’s investments in securities of smaller companies or private placements are more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies. Similarly, Brown Advisory Flexible Value Fund and Brown Advisory Core International Fund invest in foreign securities and are more likely to require a fair value determination because, among other things, most foreign securities markets close before a Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

NYSE Holiday Schedule  The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent the Funds’ portfolio investments trade in markets on days when the Funds are not open for business, the Funds’ assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Funds are open for business. If the exchange or market on which the Funds’ underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the primary trading markets for the Funds may close early on the day before certain holidays and the day after Thanksgiving.

Transactions through Third Parties  If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of a Fund class. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Advisor or any of its agents may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares. The Advisor entered into an arrangement with its affiliated broker/dealer, Brown Advisory Securities, LLC, through which investors may purchase or redeem Fund shares. The Advisor may, at its own expense, compensate Brown Advisory Securities, LLC a portion of its annual advisory fee paid by a Fund and attributable to Fund assets secured through the sales efforts of Brown Advisory Securities, LLC. The Advisor or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institutions a fee for providing distribution related services and/or for performing certain administrative and transfer agency servicing functions (such as sub transfer agency, record-keeping or shareholder communications services) for the benefit of Fund shareholders. Such payments by such parties may create an incentive for these financial institutions such as Brown Advisory Securities, LLC to recommend that you purchase Fund shares. For additional information, please refer to the Funds’ SAI.

Anti-Money Laundering Program  Customer identification and verification are part of the Trust’s overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, each Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order (purchase side only) or, (ii) freeze any account and/or suspend account services. These actions will be taken promptly after such conduct or activity is detected and when, in the sole discretion of Trust management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

Portfolio Holdings  A description of each Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Funds’ SAI.

Portfolio Turnover

No Fund’s annual rate of portfolio turnover is expected to exceed 100%. A portfolio turnover rate of 50% is equivalent to a Fund buying and selling half of the securities in its portfolio once during the course of a year. The higher the portfolio turnover rate, the more likely a Fund is to incur higher brokerage costs and produce short-term capital gains distributions, which could increase a shareholder’s income tax liability and reduce a Fund’s return. In general, the Advisor will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve a Fund’s objective.

Buying Shares

How to Make Purchases  Unless purchased through a third party financial institution, all investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier’s check or traveler’s check).

Checks  For individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”), or Uniform Transfers to Minors Act (“UTMA”) accounts, the check must be made payable to “Brown Advisory Funds” or to one or more owners of the account and endorsed to “Brown Advisory Funds”. For all other accounts, the check must be made payable on its face to “Brown Advisory Funds.” A $20 charge may be imposed on any returned checks.

ACH  Refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires  Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

Minimum Investments   Each Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares(1)
Standard Accounts	$5,000	$100
Traditional and Roth IRA Accounts	$2,000	$100
Accounts with Systematic Investment Plans	$2,000	$100
A Shares
Standard Accounts	$2,000	$100
Traditional and Roth IRA Accounts	$1,000	N/A
Accounts with Systematic Investment Plans	$250	$100
Qualified Retirement Plans	N/A	N/A
(1)

Minimum initial investment for standard accounts, traditional and Roth IRA accounts, accounts with systematic investment plans and qualified retirement plans is $2,000, $1,000, $250 and $0, respectively, for Institutional Shares of Brown Advisory Small-Cap Value Fund and Brown Advisory Small-Cap Fundamental Value Fund. There is no additional investment minimum required for Traditional and Roth IRA accounts and qualified retirement plans with respect to Institutional Shares of Brown Advisory Small-Cap Value Fund and Brown Advisory Small-Cap Fundamental Value Fund.

The Trust has ceased the public offering of D Shares of Brown Advisory Small-Cap Growth Fund. This means that the class is closed to new investors and current shareholders may not purchase additional shares.

Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).

•   Instructions must be signed by all persons required to sign exactly as their names appear on the account.

•   Provide a power of attorney or similar document for each person that is authorized to open or transact business for the account if not a named account owner.

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	• Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. • The custodian must sign instructions in a manner indicating custodial capacity.
Business Entities

•   Provide certified articles of incorporation, a government-issued business license or certificate, partnership agreement or similar document evidencing the identity and existence of the business entity.

•   Submit a secretary’s (or similar) certificate listing the person(s) authorized to open or transact business for the account.

Trusts (including corporate pension plans)

•   The trust must be established before an account can be opened.

•   Provide the first and signature pages from the trust document identifying the trustees.

•   Provide a power of attorney or similar document for each person that is authorized to open or transact business in the account if not a trustee of the trust.

Account Application and Customer Identity Verification  To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify, and record information that identifies each person who opens an account.

When you open an account, each Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

The Fund will only accept new account applications that (1) reflect a residential or business address located within the United States or its territories or (2) reflect a United States military address. All new accounts must also be associated with a valid United States tax payer identification number.

The Fund may reject your application under its Anti-Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Policy on Prohibition on Foreign Shareholders  The Fund requires that all shareholders must be U.S. persons with a valid U.S. Taxpayer Identification Number to open an account with the Fund.

Limitations on Frequent Purchases and Redemptions  The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund will not knowingly accomodate trading in Fund shares in violation of these procedures. It is each Fund’s policy to discourage short-term trading. Frequent trading in the Funds such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of the Funds’ portfolios and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to a Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. Each Fund reserves the right to cancel (within one business day), restrict, or reject without any prior notice, as promptly as we deem reasonable, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by payment.

Because the Funds receive purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Funds cannot always detect frequent purchases and redemptions. As a consequence, the Funds’ ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale or exchange of each Fund’s Institutional Shares are subject to a redemption fee of 1.00% of the current NAV of shares redeemed/exchanged for any sale/exchange of shares made within 14 days of purchase. See “Selling Shares — Redemption Fee” and “Exchange Privileges.”

The investment in foreign securities may make Brown Advisory Core International Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the NAV of the Fund’s shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The investment in securities of smaller companies may make Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

Each Fund reserves the right to refuse any purchase (including the purchase side of an exchange) request, particularly requests that could adversely affect a Fund or its operations.

Investment Procedures

How to Open an Account	How to Add to Your Account
Through a Financial Institution • Contact your financial institution using the method that is most convenient for you	Through a Financial Institution • Contact your financial institution using the method that is most convenient for you

By Check

•   Call us, write us or visit www.brownadvisory.com for an account application

•   Complete the application (and other required documents)

•   Mail us your application (and other required documents) and a check

By Check • Fill out an investment slip from a confirmation or write us a letter • Write your account number on your check • Mail us the slip (or your letter) and the check

How to Open an Account	How to Add to Your Account

By Wire

•   Call us, write us or visit www.brownadvisory.com for an account application

•   Complete the application (and other required documents)

•   Call us to fax the completed application (and other required documents) and we will assign you an account number

•   Mail us your original application (and other required documents)

•   Instruct your financial institution to wire your money to us

By Wire • Call to notify us of your incoming wire • Instruct your financial institution to wire your money to us

By ACH Payment

•   Call us, write us or visit www.brownadvisory.com for an account application

•   Complete the application (and other required documents)

•   Call us to fax the completed application (and other required documents) and we will assign you an account number

•   Mail us your original application (and other required documents)

•   We will electronically debit the purchase amount from the financial institution account identified on your account application

By Systematic Investment

•   Complete the systematic investment section of the application

•   Attach a voided check to your application

•   Mail us the completed application and voided check

•   We will electronically debit the purchase amount from the financial institution account identified on your account application

Systematic Investments  You may invest a specified amount of money in a Fund class (except D Shares of Brown Advisory Small-Cap Growth Fund and A Shares of Brown Advisory Opportunity Fund) once or twice a month on specified dates. These payments are taken from your bank account by ACH payment.

Canceled or Failed Payments  Each Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within 2 business days of bank notification. You will be responsible for any actual losses or expenses incurred by a Fund or the transfer agent as a result of the cancellation, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase or exchange (purchase side only) due to nonpayment.

Selling Shares

Each Fund processes redemption orders received in good order, promptly. Under normal circumstances, a Fund class will send redemption proceeds to you within 5 business days. If a Fund class has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Institution • Contact your financial institution using the method that is most convenient for you

By Mail

•   Prepare a written request including:

•   Your name(s) and signature(s)

•   Your account number

•   The Fund name and class

•   The dollar amount or number of shares you want to sell

•   How and where to send the redemption proceeds

•   Obtain a Medallion signature guarantee (if required) (See “Signature Guarantee Requirements below”)

•   Obtain other documentation (if required)

•   Mail us your request and documentation

By Wire

•   Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application

•   Call us with your request (unless you declined telephone redemption privileges on your account application) (See “By Telephone”) or

•   Mail us your request (See “By Mail”)

By Telephone

•   Call us with your request (unless you declined telephone redemption privileges on your account application)

•   Provide the following information:

•   Your account number

•   Exact name(s) in which the account is registered

•   Additional form of identification

•   Redemption proceeds will be:

•   Mailed to you or

•   Electronically credited to your account at the financial institution identified on your account application.

Systematically

•   Complete the systematic withdrawal section of the application

•   Attach a voided check to your application

•   Mail us your completed application

•   Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

Wire Redemption Privileges  You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges  You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach a Fund by telephone, you may overnight your redemption order. Overnight mail redemption orders will receive the redemption price as of the day that the order is received if such day is a business day or the first business day following the date of receipt.

Systematic Withdrawals  You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

Signature Guarantee Requirements  To protect you and each Fund against fraud, signatures on certain requests must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, savings association, or from members of STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). The transfer agent will need written instructions signed by all registered shareholders with a signature guarantee for each shareholder for any of the following (the following situations apply if you are requesting the transaction directly through the Fund):

•	Written requests to redeem $100,000 or more
•	Changes to a shareholder’s record name
•	Redemptions from an account for which the address or account registration has changed within the last 30 days
•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record

•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
•	Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account.

The transfer agent reserves the right to require a signature guarantee on any redemptions. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a public notary.

Redemption Fee  The sale of Institutional Shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed for any sale of shares made within 14 days from the date of purchase. The fee is charged for the benefit of the Fund’s remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, each Fund uses the first-in, first-out (“FIFO”) method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account.

Each Fund reserves the right to waive redemption fees, withdraw exceptions, or otherwise modify the terms of the redemption fee at its discretion at any time, to the extent permitted by law.

There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:

•	Redemptions in a deceased shareholder account if such an account is registered in the deceased’s name
•	Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)
•	Redemptions of shares purchased through a dividend reinvestment program
•	Redemptions pursuant to a systematic withdrawal plan
•	Redemptions in qualified retirement plans under Section 401(a) of the Internal Revenue Code (“IRC”), and plans operating consistent with 403(a), 403(b), 408, 408(A), 457, 501(c) and 223(d) of the IRC.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees to assess and collect redemption fees for the Fund from customer accounts, then no redemption fees will be charged by the Funds. Certain Financial Institutions that collect a redemption fee on behalf of the Funds may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the intermediary or refer to the customer’s account agreement or plan document for information about how the redemption fee is treated and about the availability of exceptions to the redemption fee.

Small Accounts  If the value of your account falls below $1,000 (excluding Qualified Retirement Accounts) with respect to Institutional Shares or $500 (excluding Qualified Retirement Accounts) with respect to A Shares, the Fund may ask you to increase your balance. If after 60 days, the account value is still below $1,000 (excluding Qualified Retirement Accounts) for Institutional Shares or $500 (excluding Qualified Retirement Accounts) for A Shares, the applicable Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value. There are no minimum balance requirements for Qualified Retirement Accounts.

With respect to D Shares of Brown Advisory Small-Cap Growth Fund, if your account falls below $500, the Fund may close your account and send you the proceeds upon 60 days’ notice.

Redemptions In Kind  Each Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions “in kind” usually occur if the amount to be redeemed is large enough to affect a Fund’s operations (for example, if it represents more than 1.00% of a Fund’s assets). To the extent a Fund redeems Fund shares in kind, the redeeming shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the portfolio securities it receives from the Fund.

Lost Accounts  The transfer agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

Exchange Privileges

You may exchange your Fund shares for shares of certain other Brown Advisory Funds. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences.

If you exchange the Institutional Shares within 14 days of purchase, you will be charged a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions. See “Selling Shares — Redemption Fee” above for additional information. To calculate redemption fees, each Fund uses the FIFO method to determine the holding period. Under this method, the date of the exchange is compared with the earliest purchase date of shares held in the account. Each Fund reserves the right to modify the terms of or terminate the exchange fee at any time. A

Fund may reduce or eliminate the exchange fee without notice but increases in such fees require 60 days prior notice. Each Fund reserves the right to refuse any exchange request, particularly requests that could adversely affect the Fund or its operations.

Requirements  You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges (See “Investment Procedures Limitations on Frequent Purchases”). You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange
Through a Financial Institution • Contact your financial institution using the method that is most convenient for you

By Mail

•   Prepare a written request including:

•   Your name(s) and signature(s)

•   Your account number

•   The names of each fund (and class) you are exchanging

•   The dollar amount or number of shares you want to sell (and exchange)

•   Open a new account and complete an account application if you are requesting different shareholder privileges

•   Obtain a signature guarantee, if required

•   Mail us your request and documentation

By Telephone

•   Call us with your request (unless you declined telephone redemption privileges on your account application)

•   Provide the following information:

•   Your account number

•   Exact name(s) in which account is registered

•   Additional form of identification

Choosing a Share Class

Brown Advisory Core International Fund and Brown Advisory Maryland Bond Fund each offer one class of shares, Institutional Shares, which is available to all investors.

The Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Small-Cap

Fundamental Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Intermediate Income Fund offer two classes of shares, each designed for specific investors. The following is a summary of the differences between Institutional Shares and A Shares for each of these Funds:

Institutional Shares	A Shares(1)

•   Designed for institutions (financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary accounts, corporate benefit plans with assets of at least $10 million, and investors investing through fee based financial advisers.

•   No initial or deferred sales charges

•   Redemption/Exchange fee of 1.00% if shares are liquidated within 14 days of purchase

•   No Rule 12b-1 distribution/service fee

•   Shareholder service fee up to 0.05% of the class’ average daily net assets.

•   Lower expense ratio than A Shares because Rule 12b-1 distribution/service fees of A Shares is higher than shareholder service fee of Institutional Shares

•   Designed for retail investors and certain employee-directed benefit plans

•   Initial sales charge of 3.50% or less for all Funds (5.50% or less for Brown Advisory Opportunity Fund, 4.75% or less for Brown Advisory Flexible Value Fund and 1.50% or less for Brown Advisory Intermediate Income Fund).

•   No initial sales charge applies to purchases of $1 million or more

•   Deferred sales charge of 1.00% on purchases of $1 million or more off all equity fund shares liquidated in whole or in part within 18 months of purchase (two years for Brown Advisory Opportunity Fund)

•   Deferred sales charge of up to 0.50% on purchases of $1 million or more liquidated in whole or in part within two years of purchase

•   No redemption/exchange fee

•   Rule 12b-1 distribution/service fee equal to 0.50% of the class’ average daily net assets (0.25% for Brown Advisory Flexible Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Intermediate Income Fund)

•   No separate shareholder service fee

•   Higher expense ratio than Institutional Shares because Rule 12b-1 distribution/service fee of A shares is higher than the shareholder service fee of Institutional Shares

•   Lower minimum initial investment amount than Institutional Shares

(1)	A Shares of the Brown Advisory Opportunity Fund and Brown Advisory Small-Cap Fundamental Value Fund are not currently available for purchase.

Effective April 25, 2006, all issued and outstanding A Shares of Brown Advisory Small-Cap Growth Fund were renamed D Shares. A Shares of Brown Advisory Small-Cap Growth Fund offered in this Prospectus commenced operations on April 25, 2006.

As of April 25, 2006, Brown Advisory Small-Cap Growth Fund ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional shares (except through a pre-established automatic distribution reinvestment program).

Sales charges and fees vary considerably between the Funds’ classes. You should carefully consider the differences in the fee and sales charge structures as well as the length of time you wish to invest in a Fund before choosing which class to purchase. Please review the Fee Table and Sales Charge Schedules of the Funds before investing. You may also want to consult with a financial adviser to help you determine which class is most appropriate for you.

The following sub-sections summarize information you should know regarding sales charges applicable to purchases of A Shares of a Fund. Sales charge information is not separately posted under the mutual fund section (the “Section”) of the Advisor’s website located at www.brownadvisory.com because a copy of this Prospectus containing such information is already available for review, free of charge, under the Section.

Sales Charge Schedule — A Shares of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund and Brown Advisory Small-Cap Fundamental Value Fund  An initial sales charge is assessed on purchases of A Shares as follows:

	Sales Charge (Load) as % of:
Amount of Purchase	Public Offering Price	Net Asset Value(1)	Reallowance %
$0 but less than $50,000	3.50%	3.63%	3.50%
$50,000 but less than $100,000	3.00%	3.09%	3.00%
$100,000 but less than $250,000	2.50%	2.56%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	2.00%
$500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 and up(2)	0.00%	0.00%	0.00%
*	A Shares of the Brown Advisory Small-Cap Fundamental Value Fund are currently not available for purchase.
(1)	Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
(2)

No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the sale price will be charged on purchases of $1 million or more that are liquidated in whole or in part within eighteen months of purchase.

Sales Charge Schedule — A Shares of Brown Advisory Flexible Value Fund  An initial sales charge is assessed on purchases of A Shares as follows:

	Sales Charge (Load) as % of:
Amount of Purchase	Public Offering Price	Net Asset Value(1)	Reallowance %
$0 but less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 and up(2)	0.00%	0.00%	0.00%
(1)	Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
(2)

No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the sale price will be charged on purchases of $1 million or more that are liquidated in whole or in part within eighteen months of purchase.

Sales Charge Schedule — A Shares of Brown Advisory Opportunity Fund  An initial sales charge is assessed on purchases of A Shares as follows (A Shares are not currently available for purchase):

	Sales Charge (Load) as % of:
Amount of Purchase	Public Offering Price	Net Asset Value(1)	Reallowance %
$0 but less than $50,000	5.50%	5.82%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and up(2)	0.00%	0.00%	0.00%
(1)	Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
(2)

No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the sale price will be charged on purchases of $1 million or more that are liquidated in whole or in part within two years of purchase.

Sales Charge Schedule — A Shares of Brown Advisory Intermediate Income Fund  An initial sales charge is assessed on purchases of A Shares as follows:

	Sales Charge (Load) as % of:
Amount of Purchase	Public Offering Price	Net Asset Value(1)	Reallowance %
Less than $100,000	1.50%	1.52%	1.35%
$100,000 but less than $500,000	1.25%	1.27%	1.10%
$500,000 but less than $1,000,000	1.00%	1.01%	0.90%
$1,000,000 and up(2)	0.00%	0.00%	0.00%
(1)	Rounded to the nearest one-hundredth percent.
(2)

No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 0.50% of the sale price will be charged on purchases of $1 million or more that are liquidated in whole or in part within two years of purchase.

The offering price for A Shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the previous tables.

Reduced Sales Charges — A Shares  You may qualify for a reduced initial sales charge on purchases of A Shares under rights of accumulation (“ROA”) or a letter of intent (“LOI”). The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to calculate ROA and LOI based on the financial institution’s transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

To determine the applicable reduced sales charge under ROA, the Fund or its agent will combine the value of your current purchase with the collective value of shares of the Fund and any other Trust series for which the Advisor provides management services (collectively, “Brown Shares”) (as of the Fund’s prior business day) that were purchased previously for accounts (i) in your name, (ii) in the name of your spouse, (iii) in the name of you and your spouse, (iv) in the name of your minor child under the age of 21, and (v) sharing the same mailing address (“Accounts”).

To be entitled to a reduced sales charge based on shares already owned, you must ask for the reduction at the time of purchase. You must also provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children’s ages), or other household members and, if requested by your financial institution, the following additional information regarding these Accounts:

•	Information or records regarding Brown Shares held in all accounts in your name at the transfer agent;
•	Information or records regarding Brown Shares held in all accounts in your name at a financial intermediary; and
•	Information or records regarding Brown Shares for Accounts at the transfer agent or another financial intermediary.

Each Fund may amend or terminate this right of accumulation at any time.

You may also enter into an LOI, which expresses your intent to invest $100,000 or more in a Fund’s A Shares in Accounts within a future period of thirteen months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction. Accounts subject to the LOI must be specifically identified in the LOI.

Elimination of Initial Sales Charges — A Shares  Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. No sales charge is assessed on the reinvestment of A Shares’ distributions. No sales charge is assessed on purchases made for investment purposes by:

•	A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC
•

Any bank, trust company, savings institution, registered investment advisor, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee

•

Trustees and officers of the Trust; directors, officers and full-time employees of the Advisor, the distributor, any of their affiliates or any organization with which the distributor has entered into a dealer agreement; the spouse, life partner, or minor children under 21 of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person; or the estate of any such person

•	Any person who is reinvesting dividends or distributions
•

Any person who has, within the preceding 90 days, redeemed Fund shares through a financial institution and completes a reinstatement form upon investment with that financial institution (but only on purchases in amounts not exceeding the redeemed amounts)

•	Any person who exchanges into a Fund from another Trust series or other mutual fund that participates in the Trust’s exchange program established for that Fund.

Each Fund requires appropriate documentation of an investor’s eligibility to purchase or redeem A Shares without a sales charge. Any shares of a Fund so purchased may not be resold except to that Fund.

Contingent Deferred Sales Charge Schedule — A Shares  A CDSC of 1.00% of the sale price is assessed on redemptions of A Shares of each equity fund that were part of a purchase of $1 million or more and that are redeemed in whole or in part within eighteen months of purchase (within two years of purchase for Brown Advisory Opportunity Fund). A CDSC of 0.50% of the sale price is assessed on redemptions of A Shares of Brown Advisory Intermediate Income Fund that were part of a purchase of $1 million or more and that are liquidated in whole or in part within two years of purchase.

To satisfy a redemption request, the Funds will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Funds will then liquidate shares in the order that they were first purchased until the redemption request is satisfied. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of 1.00% of the offering price of A Shares of each equity fund and a sales commission of 0.50% of the offering price of A Shares of Brown Advisory Intermediate Income Fund.

Rule 12b-1 Distribution and Shareholder Service Fees  The Trust has adopted a Rule 12b-1 plan under which a Fund is authorized to pay to the Distributor or such other entities as approved by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.50% of the average daily net assets of A Shares (0.25% for Brown Advisory Flexible Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Intermediate Income Fund) and 0.25% of the average daily net assets of D Shares of Brown Advisory Small-Cap Growth Fund. With respect to A Shares, up to 0.25% of average daily net assets can be used to pay for shareholder services. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution service or activity designed to retain Fund shareholders.

The Trust has also adopted a Shareholder Service Plan under which the Funds may pay a fee of up to 0.05% of the average daily net assets of each Fund’s Institutional Shares for shareholder services provided to the Funds by financial institutions, including the Advisor.

Because each Fund pays distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Retirement Accounts

You may invest in Fund shares through an IRA account sponsored by the Advisor, including traditional and Roth IRAs. Each Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

Other Performance Information

Performance Information for the Brown Advisory Opportunity Fund

Brown Advisory Opportunity Fund

(BIAOX)

Institutional Shares Performance (%)

As of June 30, 20081

[1]

QTD, quarter to date, refers to the period April 1, 2008 through June 30, 2008. YTD, year to date, refers to the period January 1, 2008 through June 30, 2008. ITD, inception to date, refers to the period June 29, 1998 through June 30, 2008. Performance for periods greater than one year is annualized.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Performance for other share classes will vary.

Performance figures and charts include the reinvestment of dividend and capital gain distributions. Returns would have been lower during the specified periods if the payment of certain fees by the Fund had not been waived or expenses reimbursed. The Fund’s annual operating expense ratio (gross) is 2.00%. However the Fund’s Advisor has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses are 1.50%. This agreement is in effect until September 30, 2009. For the most recent month end performance please call 1 (800) 540-6807.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Prior to December 30, 2005, the Fund operated as the sole series of The Nevis Fund Inc., another mutual fund (the “Predecessor Fund”). The Predecessor Fund maintained the same investment objective and substantially similar investment policies to that of the Fund. The performance of the Fund’s Institutional Shares prior to December 30, 2005 is that of the Predecessor Fund.

For the fiscal periods ended May 31, 1999 and May 31, 2000, the Fund benefited substantially from first day realized and unrealized gains from initial public offerings. These gains were particularly noteworthy given the Fund’s relatively small asset base during portions of these periods. It is unlikely that the Fund will benefit to the same extent from these types of gains in the future, especially if the Fund assets remain at current levels or if they increase.

For further information regarding the Fund including information regarding the Fund’s objective, risks, investment policies and expenses, please see pages 21 through 25 of this Prospectus.

Past Performance of Cardinal Capital Management, L.L.C., Sub-Advisor — Brown Advisory Small-Cap Value Fund

The performance information below has been provided by Cardinal. It relates to the historical performance of the private client accounts managed by Cardinal pursuant to its small-cap value equity style (the “Composite”), the style used to manage Brown Advisory Small-Cap Value Fund which commenced operations on October 2003. Cardinal does not manage registered investment companies with investment objectives and investment policies, strategies and risks substantially similar to those of the Fund.

While Cardinal is primarily responsible for the Fund’s performance, the information presented does not represent the past performance of the Fund. If the performance of the Composite had been readjusted to reflect the first year expenses of the Fund, the performance of the Composite would have been lower. You should not consider these performance data as an indication of future performance of the Fund. Results for the full period are time-weighted and dollar-weighted in accordance with the Performance Presentation Standards of the Global Investment Performance Standards (GIPS-PPS). Transactions were recorded on trade date. Cash balances and cash equivalents are included in the performance. All returns presented were calculated on a total return basis, include the reinvestment of all dividends and interest, and take into account accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the actual investment advisory fees charged, brokerage commissions and execution costs paid by Cardinal’s private accounts, without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations.

The Fund’s performance is calculated using the method required by the U.S. Securities and Exchange Commission, which differs from the method used to calculate the performance of the private accounts. The private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the private accounts could have been adversely affected (i.e., lower) if the private accounts included in the composite had been regulated as investment companies under the Federal securities laws.

The following chart and table show the average annual total return of Cardinal’s private accounts for the periods ended December 31, 2007. The total return figures reflect performance net of all advisory fees and transaction costs. The data is unaudited and is not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.

Cardinal’s Small-Cap Value Equity Strategy Composite

Average Annual Total Return for the

Period Ended December 31, 2007

Year(s)	Cardinal’s Small-Cap Value Equity Strategy Composite(1)	Russell 2000® Value Index(2)	Russell 2000® Index(3)
1 Year (2007)	–3.13%	–9.77%	–1.55%
3 Years (2005-2007)	7.75%	5.27%	6.80%
5 Years (2002-2007)	15.56%	15.80%	16.25%
10 Years (1997-2007)	10.54%	9.06%	7.08%
Since Inception (1995-2007)(4)	14.64%	12.57%	10.12%
(1)

The performance information has been provided by Cardinal Capital Management, LLC. The presentation above describes 32 accounts valued at $917 million, as of December 31, 2007. The Composite comprises all discretionary accounts that have substantially similar investment objectives, policies and restrictions, except those accounts having less than $5 million in assets. As of December 31, 2007, 56 accounts were excluded from the composite (combined assets of $241 million). Composite performance includes terminated accounts and accounts that have been open for at least one month.

(2)	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
(3)	The Russell 2000 Index is a widely recognized, capitalization-weighted index, which measures the performance of approximately the 2,000 smallest companies in the Russell 3000 index.
(4)	Since inception, May 1, 1995 through December 31, 2007.

Past Performance of Munder Capital Management, Sub-Advisor — Brown Advisory Core International Fund

The performance information included below has been provided to the Advisor by Munder Capital in connection with the Advisor’s selection of Munder Capital as Sub-Advisor. It is designed to show you how a substantially similar account for which the portfolio management team of this Fund was primarily responsible (“Representative Account”) has performed over various periods in the past. You should not consider the performance of the Representative Account as an indication of the past or future performance of the Fund.

The Fund has substantially the same investment objective, policies and strategies as the Representative Account. The Representative Account was an account managed in the international core equity style by the Fund’s portfolio management team while at their prior employer. The members of the portfolio management team have substantially the same roles with respect to the Fund that they had with respect to the Representative Account. Remi Browne was principally responsible for investment decisions for the Representative Account and is also principally responsible for such decisions for the Fund.

It should be noted that this account, which was a registered investment company, represents only one account that the team managed in this style while at their prior employer. A composite of substantially all the accounts managed by the team while at their prior employer would likely show different and more favorable results. While the Fund is managed in a manner substantially similar to the Representative Account, investors should be aware that the Fund is not the same as the Representative Account and may not have the same performance as the Representative Account. Different performance results are likely due to differences in cash flows into and out of the Fund, different fees and expenses and differences in investment restrictions.

The performance figures shown below for the Representative Account reflect the deduction of the historical fees and expenses paid by the Representative Account and not those paid by the Fund. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Fund to calculate its own performance.

The following table shows the annualized compounded rates of return of the Representative Account for the periods ended June 30, 2007, as well as a comparison with the performance of the MSCI EAFE Index, the Fund’s benchmark. The returns of the MSCI EAFE Index assume all dividends and distributions, after the deduction of withholding tax applicable to foreign investors, have been reinvested and reflect no deduction for fees or expenses. All returns below are stated before the imposition of taxes. After-tax returns would be lower than those shown.

Annualized Compounded Rates of Returns for the Periods ended June 30, 2007:	Representative Account	MSCI EAFE Index (Net dividends)
1 Year	27.76%	27.00%
2 Years	28.34%	26.78%
3 Years	24.94%	22.25%
5 Years	21.12%	17.73%
10 Years	11.76%	7.66%

While Munder Capital is primarily responsible for the performance of the Fund’s portfolio, the information presented does not represent the past performance of the Fund. You should not consider the performance data of the Representative Account as an indication of future performance of the Fund.

Other Information

Distributions

Each Fund declares distributions from net investment income at least quarterly (at least annually for Brown Advisory Small-Cap Fundamental Value Fund). Any net capital gain realized by the Fund will be distributed at least annually.

All distributions of each Fund (including distributions from D Shares of Brown Advisory Small-Cap Growth Fund) are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on a Fund’s distributions, regardless of whether you reinvest them or receive them in cash. A Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A Fund’s distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of a Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal tax rate of 15% (0% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by a Fund and the shareholder. To the extent a Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. A Fund’s distributions of dividends that it receives from REITs generally do not constitute “qualified dividend income.”

Distributions of capital gain and distributions of net investment income reduce the NAV of a Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange, and otherwise as short-term capital gain. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

A Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability, so long as you provide the required information once you provide the required information or certification. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

After December 31 of each year, a Fund will mail you reports containing information about the income tax classification of distributions paid during the year.

Additional Tax Matters — Brown Advisory Maryland Bond Fund  It is anticipated that substantially all of the Fund’s net income will be exempt from Federal and Maryland state income taxes.

Generally, you are not subject to Federal income tax on the Fund’s distributions of its tax-exempt interest income other than the Federal alternative minimum tax (“AMT”).

For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Organization

The Trust is a Delaware statutory trust. The Funds do not expect to hold shareholder meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholder meetings unless a matter relates only to specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

Financial Highlights

The financial highlights tables are intended to help you understand the financial performance of each Fund for the past 5 years or for the period of a Fund’s operations if less than 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. The information presented in the table below for the year ended May 31, 2008 (except for the Brown Advisory Flexible Value Fund) has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request. The financial information for Institutional Shares of Brown Advisory Opportunity Fund for periods prior to December 30, 2005 is that of The Nevis Fund, Inc., which was audited by other auditors (see Risk/Return Summary — Brown Advisory Opportunity Fund). The financial information for the Brown Advisory Flexible Value Fund (formerly known as Flag Investors Equity Opportunity Fund) is for the fiscal year ended October 31, 2008. The financial information for the Brown Advisory Small-Cap Fundamental Value Fund is not included since the Fund commenced operations on December 31, 2008.

	Selected Data for a Single Share
						Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	from Net Investment Income	from Net Realized Gains	Total Distributions to Shareholders	Redemption Fees(a)		Net Asset Value End of Period
Brown Advisory Growth Equity Fund
Year Ended
May 31, 2008
Institutional Shares	$10.87	(0.04	)(a)	(0.17)	(0.21)	—	—	—	—		$10.66
A Shares	10.83	(0.10	)(a)	(0.18)	(0.28)	—	—	—	—		10.55
May 31, 2007
Institutional Shares	8.97	(0.02	)(a)	1.92	1.90	—	—	—	—		10.87
A Shares	8.98	(0.08	)(a)	1.93	1.85	—	—	—	—		10.83
May 31, 2006
Institutional Shares	8.50	(0.01	)(a)	0.48	0.47	—	—	—	—		8.97
A Shares(d)	8.94	—	(a)(e)	0.04	0.04	—	—	—	—		8.98
May 31, 2005
Institutional Shares	8.33	0.03	(a)	0.17	0.20	(0.03)	—	(0.03)	—		8.50
May 31, 2004
Institutional Shares	7.22	—	(e)	1.12	1.12	(0.01)	—	(0.01)	—	(e)	8.33
Brown Advisory Value Equity Fund
Year Ended
May 31, 2008
Institutional Shares	$16.03	0.19	(a)	(1.98)	(1.79)	(0.20)	(0.97)	(1.17)	—		$13.07
A Shares	16.05	0.11	(a)	(2.00)	(1.89)	(0.08)	(0.97)	(1.05)	—		13.11
May 31, 2007
Institutional Shares	13.69	0.20	(a)	2.85	3.05	(0.20)	(0.51)	(0.71)	—		16.03
A Shares	13.68	0.12	(a)	2.85	2.97	(0.09)	(0.51)	(0.60)	—		16.05
May 31, 2006
Institutional Shares	13.66	0.21	(a)	0.88	1.09	(0.17)	(0.89)	(1.06)	—		13.69
A Shares(d)	13.96	0.05	(a)	(0.33)	(0.28)	—	—	—	—		13.68
May 31, 2005
Institutional Shares	13.44	0.14	(a)	1.00	1.14	(0.12)	(0.80)	(0.92)	—		13.66
May 31, 2004
Institutional Shares(f)	12.86	0.04		0.56	0.60	(0.02)	—	(0.02)	—	(e)	13.44
Brown Advisory Flexible Value Fund
Year Ended
October 31, 2008
Institutional Shares	$10.38	0.04	(a)	(4.20)	(4.16)	(0.05)	(0.03)	(0.08)	—		$6.14
A Shares	10.36	0.02	(a)	(4.21)	(4.19)	—	(0.03)	(0.03)	—		6.14
November 30, 2006(p)
through October 31, 2007
Institutional Shares	10.00	0.01	(a)	0.38	0.39	(0.01)	—	(0.01)	—		10.38
January 24, 2007(p)
through October 31, 2007
A Shares	10.41	(0.02	)(a)	(0.03)	(0.05)	—	—	—	—		10.36

Ratios/Supplemental Data
			Ratios to Average Net Assets(m)
Total Return(b)(n)		Net Assets at End of Period (000’s Omitted)	Net Investment Income (Loss)	Net Expenses	Gross Expenses(c)	Portfolio Turnover Rate(n)

(1.93)%		$69,738	(0.41)%	1.06%	1.06%	56%
(2.59)%		5,645	(0.96)%	1.60%	1.67%	56%

21.18%		71,355	(0.25)%	1.09%	1.09%	29%
20.60%		3,988	(0.77)%	1.60%	2.07%	29%

5.53%		52,938	(0.13)%	1.09%	1.11%	38%
0.45%		1,825	(0.51)%	1.49%	7.00%	38%

2.45%		44,288	0.41%	0.98%	1.09%	40%

15.52%		44,709	0.03%	1.00%	1.21%	32%

(11.60)%		$196,954	1.33%	0.97%	0.97%	47%
(12.15)%		6,958	0.75%	1.56%	1.56%	47%

22.85%		216,826	1.38%	0.99%	0.99%	39%
22.14%		5,711	0.81%	1.60%	1.86%	39%

8.26%		158,306	1.51%	0.99%	0.99%	75%
(2.01)%		2,120	4.11%	1.56%	4.84%	75%

8.67%		133,454	1.04%	0.99%	1.03%	78%

4.69%		95,117	0.82%	1.00%	1.09%	33%

(40.37)%		$16,379	0.46%	1.10%	3.07%	27%
(40.55)%	(b)	1,080	0.24%	1.35%	4.32%	27%

3.93%		12,997	0.12%	1.10%	5.06%	19%

(0.48)%	(b)	951	(0.17) %	1.35%	12.67%	19%

	Selected Data for a Single Share
						Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	from Net Investment Income	from Net Realized Gains	Total Distributions to Shareholders	Redemption Fees(a)		Net Asset Value End of Period
Brown Advisory Small-Cap Growth Fund
Year Ended
May 31, 2008
Institutional Shares	$13.92	(0.12	)(a)	0.39	0.27	—	(1.02)	(1.02)	—		$13.17
A Shares	13.83	(0.20	)(a)	0.38	0.18	—	(1.02)	(1.02)	—		12.99
D Shares	25.93	(0.32	)(a)	0.73	0.41	—	(1.02)	(1.02)	—		25.32
May 31, 2007
Institutional Shares	11.38	(0.08	)(a)	2.62	2.54	—	—	—	—		13.92
A Shares	11.37	(0.14	)(a)	2.60	2.46	—	—	—	—		13.83
D Shares	21.28	(0.24	)(a)	4.89	4.65	—	—	—	—		25.93
May 31, 2006
Institutional Shares	10.32	(0.11	)(a)	1.17	1.06	—	—	—	—		11.38
A Shares(d)(g)	12.11	(0.02	)(a)	(0.72)	(0.74)	—	—	—	—		11.37
D Shares	19.38	(0.31	)(a)	2.21	1.90	—	—	—	—		21.28
May 31, 2005
Institutional Shares	10.11	(0.12	)(a)	0.33	0.21	—	—	—	—	(e)	10.32
A Shares	19.09	(0.28	)(a)	0.57	0.29	—	—	—	—	(e)	19.38
May 31, 2004
Institutional Shares	7.99	(0.14)		2.26	2.12	—	—	—	—	(e)	10.11
A Shares	15.06	(0.30)		4.33	4.03	—	—	—	—		19.09

Ratios/Supplemental Data
		Ratios to Average Net Assets(m)
Total Return(b)(n)	Net Assets at End of Period (000’s Omitted)	Net Investment Income (Loss)	Net Expenses	Gross Expenses(c)	Portfolio Turnover Rate(n)

1.87%	$158,648	(0.94)%	1.25%	1.25%	81%
1.21%	3,553	(1.55)%	1.85%	2.07%	81%
1.50%	12,387	(1.29)%	1.59%	1.59%	81%

22.32%	147,362	(0.68)%	1.27%	1.27%	65%
21.64%	1,160	(1.12)%	1.85%	5.11%	65%
21.85%	13,845	(1.06)%	1.63%	1.63%	65%

10.27%	122,211	(1.01)%	1.25%	1.26%	80%
(6.11)%	370	(1.55)%	1.80%	11.69%	80%
9.80%	13,982	(1.44)%	1.68%	1.69%	80%

2.08%	106,643	(1.19)%	1.23%	1.25%	22%
1.52%	15,281	(1.49)%	1.53%	1.80%	22%

26.53%	112,594	(1.21)%	1.23%	1.24%	25%
26.76%	18,846	(1.49)%	1.50%	1.81%	25%

	Selected Data for a Single Share
						Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	from Net Investment Income	from Net Realized Gains	from Return of Capital	Total Distributions to Shareholders	Redemption Fees(a)		Net Asset Value End of Period
Brown Advisory Small-Cap Value Fund
Year Ended
May 31, 2008
Institutional Shares(h)	$15.72	(0.03	)(a)	(2.25)	(2.28)	(0.02)	(1.35)	—	(1.37)	—		$12.07
A Shares	15.67	(0.11	)(a)	(2.23)	(2.34)	—	(1.35)	—	(1.35)	—		11.98
May 31, 2007
Institutional Shares(h)	14.09	0.12	(a)	2.30	2.42	(0.08)	(0.71)	—	(0.79)	—		15.72
A Shares	14.08	0.04	(a)	2.28	2.32	(0.02)	(0.71)	—	(0.73)	—		15.67
May 31, 2006
Institutional Shares(h)	13.08	0.07	(a)	1.94	2.01	(0.09)	(0.91)	—	(1.00)	—	(e)	14.09
A Shares(d)	14.94	—	(a)(e)	(0.86)	(0.86)	—	—	—	—	—	(e)	14.08
May 31, 2005								—
Institutional Shares(h)	11.31	0.07	(a)	2.07	2.14	(0.06)	(0.31)	—	(0.37)	—		13.08
May 31, 2004
Institutional Shares(h)	10.00	(0.01)		1.32	1.31	—	— (e)	—	—	—	(e)	11.31
Brown Advisory Opportunity Fund
Year Ended
May 31, 2008
Institutional Shares	$15.38	(0.14	)(a)	(0.14)	(0.28)	—	—	—	—	—	(e)	$15.10
May 31, 2007
Institutional Shares	12.55	(0.06	)(a)	2.89	2.83	—	—	—	—	—		15.38
May 31, 2006
Institutional Shares	12.39	(0.16	)(a)	0.32	0.16	—	—	—	—	—		12.55
May 31, 2005(j)(l)	12.49	(0.16	)(a)	0.06 (k)	(0.10)	—	—	—	—	—	(e)	12.39
May 31, 2004(j)(l)	9.85	(0.22)		2.86	2.64	—	—	—	—	—	(e)	12.49

Ratios/Supplemental Data
			Ratios to Average Net Assets(m)
Total Return(b)(n)		Net Assets at End of Period (000’s Omitted)	Net Investment Income (Loss)	Net Expenses	Gross Expenses(c)	Portfolio Turnover Rate(n)

(14.97)%		$122,737	(0.25)%	1.26%	1.27%	65%
(15.39)%		781	(0.84)%	1.85%	2.55%	65%

17.71%		145,656	0.86%	1.27%	1.27%	58%
16.96%		873	0.30%	1.85%	5.22%	58%

15.79%		113,999	0.50%	1.26%	1.28%	48%
(5.76)%		182	(0.29)%	1.80%	41.84%	48%

19.09%		85,004	0.58%	1.23%	1.35%	57%

13.13%		39,779	(0.33)%	1.25%	2.04%	33%

(1.82)%		$ 29,740	(0.91)%	1.50%	1.70%	131%

22.55%		17,903	(0.45)%	1.50%	1.97%	118%

1.29%	(i)	18,650	(1.15)%	1.50%	1.75%	96%
(0.80)%		20,442	(1.31)%	1.50%	1.50%	16%
26.80%		29,747	(1.48)%	1.50%	1.50%	61%

	Selected Data for a Single Share
						Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	from Net Investment Income	from Net Realized Gains	from Return of Capital	Total Distributions to Shareholders	Redemption Fees(a)		Net Asset Value End of Period
Brown Advisory Core International Fund
Year Ended
May 31, 2008
Institutional Shares	$17.69	0.39	(a)	(0.51)	(0.12)	(0.36)	(1.82)	—	(2.18)	—		$15.39
May 31, 2007
Institutional Shares	15.60	0.20	(a)	2.63	2.83	(0.16)	(0.58)	—	(0.74)	—		17.69
May 31, 2006
Institutional Shares	12.92	0.15	(a)	3.35	3.50	(0.13)	(0.69)	—	(0.82)	—		15.60
May 31, 2005
Institutional Shares	13.69	0.21	(a)	1.34	1.55	(0.19)	(2.13)	—	(2.32)	—		12.92
May 31, 2004
Institutional Shares(f)	13.48	0.09		0.13	0.22	(0.01)	—	—	(0.01)	—	(e)	13.69

Ratios/Supplemental Data
		Ratios to Average Net Assets(m)
Total Return(b)(n)	Net Assets at End of Period (000’s Omitted)	Net Investment Income (Loss)	Net Expenses	Gross Expenses(c)	Portfolio Turnover Rate(n)

(1.34)%	$336,143	2.41%	1.26%	1.26%	124%

18.62%	353,177	1.24%	1.24%	1.24%	33%

27.89%	287,710	1.06%	1.31%	1.31%	35%

11.44%	195,690	1.56%	1.33%	1.36%	78%

1.63%	125,796	1.51%	1.25%	1.30%	39%

	Selected Data for a Single Share
						Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	from Net Investment Income	from Net Realized Gains		Total Distributions to Shareholders	Redemption Fees(a)		Net Asset Value End of Period
Brown Advisory Maryland Bond Fund
Year Ended
May 31, 2008
Institutional Shares	$10.29	0.37	(a)	0.13	0.50	(0.37)	—		(0.37)	—		$10.42
May 31, 2007
Institutional Shares	10.28	0.32	(a)	0.01	0.33	(0.32)	—		(0.32)	—		10.29
May 31, 2006
Institutional Shares	10.51	0.29	(a)	(0.23)	0.06	(0.29)	—		(0.29)	—		10.28
May 31, 2005
Institutional Shares	10.44	0.30	(a)	0.07	0.37	(0.30)	—	(e)	(0.30)	—		10.51
May 31, 2004
Institutional Shares(o)	10.85	0.29		(0.41)	(0.12)	(0.29)	—		(0.29)	—		10.44
Brown Advisory Intermediate Income Fund
Year Ended
May 31, 2008
Institutional Shares	$10.46	0.49	(a)	0.35	0.84	(0.54)	—		(0.54)	—	(e)	$10.76
A Shares	10.28	0.45	(a)	0.35	0.80	(0.48)	—		(0.48)	—		10.60
May 31, 2007
Institutional Shares	10.36	0.47	(a)	0.11	0.58	(0.48)	—		(0.48)	—		10.46
A Shares	10.19	0.43	(a)	0.11	0.54	(0.45)	—		(0.45)	—		10.28
May 31, 2006
Institutional Shares	10.76	0.43	(a)	(0.39)	0.04	(0.44)	—		(0.44)	—	(e)	10.36
A Shares	10.59	0.39	(a)	(0.38)	0.01	(0.41)	—		(0.41)	—		10.19
May 31, 2005
Institutional Shares	10.71	0.41	(a)	0.06	0.47	(0.42)	—		(0.42)	—		10.76
A Shares	10.55	0.37	(a)	0.06	0.43	(0.39)	—		(0.39)	—		10.59
May 31, 2004(f)
Institutional Shares	10.92	0.18		(0.19)	(0.01)	(0.20)	—		(0.20)	—	(e)	10.71
A Shares	10.76	0.16		(0.18)	(0.02)	(0.19)	—		(0.19)	—		10.55

Ratios/Supplemental Data
		Ratios to Average Net Assets(m)
Total Return(b)(n)	Net Assets at End of Period (000’s Omitted)	Net Investment Income (Loss)	Net Expenses	Gross Expenses(c)	Portfolio Turnover Rate(n)

4.93%	$ 94,001	3.55%	0.27%	0.77%	10%

3.21%	92,409	3.06%	0.71%	0.80%	6%

0.65%	82,118	2.83%	0.80%	0.80%	8%

3.58%	73,981	2.80%	0.75%	0.81%	5%

(1.10)%	69,829	2.73%	0.75%	0.84%	6%

7.70%	$142,412	4.54%	0.58%	0.58%	56%
7.47%	23,519	4.25%	0.86%	0.86%	56%

5.72%	128,463	4.46%	0.60%	0.60%	25%
5.39%	18,428	4.16%	0.90%	0.90%	25%

0.42%	111,564	4.09%	0.60%	0.61%	33%
0.06%	15,525	3.71%	0.97%	0.97%	33%

4.31%	96,484	3.77%	0.60%	0.64%	39%
4.09%	16,823	3.48%	0.88%	1.07%	39%

(0.01)%	69,251	3.90%	0.60%	0.64%	14%
(0.20)%	18,971	3.64%	0.85%	1.08%	14%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A Shares.
(c)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(d)	Brown Advisory Growth Equity Fund’s Institutional Shares and A Shares commenced operations on June 28, 1999 and April 25, 2006, respectively. Brown Advisory Value Equity Fund’s Institutional Shares and A Shares commenced operations on January 28, 2003 and April 25, 2006, respectively. Brown Advisory Small-Cap Growth Fund’s Institutional Shares, A Shares and D Shares commenced operations on June 28, 1999, April 25, 2006 and September 20, 2002, respectively. Brown Advisory Small-Cap Value Fund’s Institutional Shares and A Shares commenced operations on October 31, 2003 and April 25, 2006, respectively. Brown Advisory Opportunity Fund’s Institutional Shares commenced operations on June 29, 1998. Brown Advisory Core International Fund’s Institutional Shares commenced operations on January 28, 2003. Brown Advisory Maryland Bond Fund’s Institutional Shares commenced operations on December 21, 2000. Brown Advisory Intermediate Income Fund’s Institutional Shares and A Shares commenced operations on November 2, 1995 and May 13, 1991, respectively.
(e)	Less than $0.01 per share.
(f)	Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(g)	Shares issued and outstanding as of April 25, 2006 were reclassified as D Shares.
(h)	Shares issued and outstanding as of April 25, 2006 were reclassified as Institutional Shares.
(i)	The Fund’s total return calculation includes a reimbursement by an affiliate. Excluding the effect of payment from the Fund’s ending net assets value per share, total return for the year ended May 31, 2006 would have been (1.67).
(j)	Period audited by other auditors.
(k)	The amount shown for the year ended May 31, 2005, for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
(l)	Financial information is that of Predecessor Fund.
(m)	Annualized for periods less than one year.
(n)	Not annualized for periods less than one year.
(o)	Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period June 1, 2003 through December 31, 2003, total return for A Shares was 0.03%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 8.31% and 0.99%, respectively.
(p)	Commencement of Operations.

BROWN ADVISORY GROWTH EQUITY FUND Institutional Shares A Shares	BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND Institutional Shares A Shares

BROWN ADVISORY VALUE EQUITY FUND Institutional Shares A Shares	BROWN ADVISORY OPPORTUNITY FUND Institutional Shares A Shares

BROWN ADVISORY FLEXIBLE VALUE FUND Institutional Shares A Shares	BROWN ADVISORY CORE INTERNATIONAL FUND Institutional Shares

BROWN ADVISORY SMALL-CAP GROWTH FUND Institutional Shares A Shares D Shares	BROWN ADVISORY MARYLAND BOND FUND Institutional Shares

BROWN ADVISORY SMALL-CAP VALUE FUND Institutional Shares A Shares	BROWN ADVISORY INTERMEDIATE INCOME FUND Institutional Shares A Shares

FOR MORE INFORMATION

Annual/Semi-Annual Reports

Additional information about each Fund’s investments is available in each Fund’s annual/semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about each Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about each Fund by contacting the Fund at:

Brown Advisory Funds

P.O. Box 182218

Columbus, OH 43218-2218

(800) 540-6807 (toll free)

The Funds’ prospectus, SAI and annual/semi-annual reports are also available, without charge, on the Advisor’s website at www.brownadvisory.com.

Securities and Exchange Commission Information

You can also review each Fund’s annual/semi-annual reports, the SAI and other information about the Funds at the Public Reference Room of the Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room

Securities and Exchange Commission

Washington, D.C. 20549

E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available on the SEC’s website at www.sec.gov.

Distributor

Foreside Fund Services, LLC

www.foreside.com

Investment Company Act File No. 811-03023

120-PU-02/09